                                                         EXHIBIT 10.15

                           U.S. $100,000,000

                      REVOLVING CREDIT AGREEMENT

                      Dated as of March 11, 1994

                                 Among

                        ENRON OIL & GAS COMPANY

                              as Borrower

                                  and

                        THE BANKS NAMED HEREIN

                               as Banks

                                  and

               TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                        as Administrative Agent

                           TABLE OF CONTENTS

Section                                                           Page
                               ARTICLE I

                   DEFINITIONS AND ACCOUNTING TERMS

     1.1. Certain Defined Terms . . . . . . . . . . . . . . . . .    1
     1.2. Computation of Time Periods . . . . . . . . . . . . . .   10
     1.3. Accounting Terms  . . . . . . . . . . . . . . . . . . .   10
     1.4. Miscellaneous . . . . . . . . . . . . . . . . . . . . .   10
     1.5. Ratings . . . . . . . . . . . . . . . . . . . . . . . .   10

                              ARTICLE II

                   AMOUNT AND TERMS OF THE ADVANCES

     2.1. The Advances  . . . . . . . . . . . . . . . . . . . . .   11
     2.2. Making the Advances . . . . . . . . . . . . . . . . . .   11
     2.3. Fees  . . . . . . . . . . . . . . . . . . . . . . . . .   12
     2.4. Repayment . . . . . . . . . . . . . . . . . . . . . . .   13
     2.5. Interest  . . . . . . . . . . . . . . . . . . . . . . .   13
     2.6. Additional Interest on Eurodollar Advances  . . . . . .   14
     2.7. Interest Rate Determination and Protection  . . . . . .   14
     2.8. Voluntary Conversion of Advances  . . . . . . . . . . .   16
     2.9. Prepayments . . . . . . . . . . . . . . . . . . . . . .   16
     2.10.Increased Costs; Capital Adequacy, Etc. . . . . . . . .   17
     2.11.Illegality  . . . . . . . . . . . . . . . . . . . . . .   19
     2.12.Payments and Computations . . . . . . . . . . . . . . .   19
     2.13.Taxes . . . . . . . . . . . . . . . . . . . . . . . . .   20
     2.14.Sharing of Payments, Etc. . . . . . . . . . . . . . . .   22
     2.15.Increase of Commitment  . . . . . . . . . . . . . . . .   23
     2.16.Ratable Reduction or Termination of the Commitments . .   23
     2.17.Non-Ratable Reduction or Termination of Commitment  . .   23
     2.18.Replacement of Bank . . . . . . . . . . . . . . . . . .   24

                              ARTICLE III
                        CONDITIONS TO ADVANCES

     3.1. Initial Conditions Precedent  . . . . . . . . . . . . .   25
     3.2. Additional Conditions Precedent to Each Advance . . . .   25

                              ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES

     4.1. Representations and Warranties of the Borrower  . . . .   25

                               ARTICLE V

                       COVENANTS OF THE BORROWER

     5.1. Affirmative Covenants . . . . . . . . . . . . . . . . .   28
     5.2. Negative Covenants  . . . . . . . . . . . . . . . . . .   31

                              ARTICLE VI

                           EVENTS OF DEFAULT
     6.1. Events of Default . . . . . . . . . . . . . . . . . . .   32

                              ARTICLE VII

                       THE ADMINISTRATIVE AGENT

     7.1. Authorization and Action  . . . . . . . . . . . . . . .   35
     7.2. Administrative Agent's Reliance, Etc. . . . . . . . . .   35
     7.3. Administrative Agent and Its Affiliates . . . . . . . .   36
     7.4. Bank Credit Decision  . . . . . . . . . . . . . . . . .   36
     7.5. Certain Rights of the Administrative Agent  . . . . . .   36
     7.6. Holders . . . . . . . . . . . . . . . . . . . . . . . .   37
     7.7. Indemnification . . . . . . . . . . . . . . . . . . . .   37
     7.8. Resignation by the Administrative Agent . . . . . . . .   38

                             ARTICLE VIII

                             MISCELLANEOUS

     8.1. Amendments, Etc.  . . . . . . . . . . . . . . . . . . .   38
     8.2. Notices, Etc. . . . . . . . . . . . . . . . . . . . . .   39
     8.3. No Waiver; Remedies . . . . . . . . . . . . . . . . . .   40
     8.4. Costs, Expenses and Taxes . . . . . . . . . . . . . . .   40
     8.5. Right of Set-Off  . . . . . . . . . . . . . . . . . . .   41
     8.6. Binding Effect; Assignments; Participations . . . . . .   41
     8.7. Governing Law; Entire Agreement . . . . . . . . . . . .   43
     8.8. Interest  . . . . . . . . . . . . . . . . . . . . . . .   43
     8.9. Captions  . . . . . . . . . . . . . . . . . . . . . . .   44
     8.10.Confidentiality . . . . . . . . . . . . . . . . . . . .   44
     8.11.Survival; Term; Reinstatement . . . . . . . . . . . . .   44

     8.12.Severability  . . . . . . . . . . . . . . . . . . . . .   45
     8.13.Chapter 15 Not Applicable . . . . . . . . . . . . . . .   45
     8.14.Execution in Counterparts . . . . . . . . . . . . . . .   45
     8.15.Waiver of Notice  . . . . . . . . . . . . . . . . . . .   45

Schedule I  -  Facility Fees and Applicable Margin
Schedule II -  Applicable Lending Offices

Exhibit A   -  Form of Note
Exhibit B   -  Notice of Borrowing
Exhibit C   -  Opinion of Vinson & Elkins L.L.P., Counsel to Borrower
Exhibit D   -  Opinion of Vice President and General Counsel
               of Borrower
Exhibit E   -  Notice of Conversion
Exhibit F   -  Terms of Negative Pledge

                      REVOLVING CREDIT AGREEMENT

                      Dated as of March 11, 1994

     ENRON OIL & GAS COMPANY, a Delaware corporation (the "BORROWER"), the lenders party hereto (the "BANKS") and TEXAS COMMERCE BANK
NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Banks hereunder, agree as follows:

                               ARTICLE I

                   DEFINITIONS AND ACCOUNTING TERMS

          1.1. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

          "ADJUSTED CD RATE" means, for any Interest Period for each Adjusted CD Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the sum of:

          (a) the rate per annum obtained by dividing (1) the rate of interest determined by the Administrative Agent to be the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the consensus bid rate determined by each of the Reference Banks for the bid rates per annum, at 9:00 A.M. (or as soon thereafter as practicable) one Business Day before the first day of such Interest Period, of New York certificate of deposit dealers of recognized standing selected by such Reference Bank for the purchase at face value of certificates of deposit of such Reference Bank in an amount substantially equal to such Reference Bank's Adjusted CD Rate Advance comprising part of such Borrowing and with a maturity equal to such Interest Period (provided that, if bid rate quotes from such dealers are not available to any Reference Bank, such Reference Bank shall notify the Administrative Agent of a reasonably equivalent rate determined by it on the basis of another source or sources selected by it), by (2) a percentage equal to 100% minus the Adjusted CD Rate Reserve Percentage for such Interest Period, plus

          (b)  the Assessment Rate for such Interest Period.

The Adjusted CD Rate for the Interest Period for each Adjusted CD Rate Advance comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks one Business Day before the first day of such Interest Period, SUBJECT HOWEVER, to the provisions of SECTION 2.7.

          "ADJUSTED CD RATE ADVANCE" means an Advance which bears interest as provided in SECTION 2.5(b).

          "ADJUSTED CD RATE RESERVE PERCENTAGE" for any Interest Period for each Adjusted CD Rate Advance comprising part of the same Borrowing means the reserve percentage applicable one Business Day before the first day of such Interest Period under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars with respect to liabilities consisting of or including (among other liabilities) U.S. dollar nonpersonal time deposits in the United States with a maturity equal to such Interest Period.

          "ADVANCE" means an advance by a Bank to the Borrower pursuant to ARTICLE II, and refers to an Adjusted CD Rate Advance, a Base Rate Advance or a Eurodollar Advance (each of which shall be a "TYPE" of Advance).

          "ADMINISTRATIVE AGENT" shall have the meaning specified in the first paragraph of this Agreement, together with any successor thereto pursuant to SECTION 7.8.

          "AGREEMENT" means this Revolving Credit Agreement, as amended, supplemented or modified from time to time in the future.

          "APPLICABLE LENDING OFFICE" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of a Base Rate Advance, such Bank's CD Lending Office in the case of an Adjusted CD Rate Advance and such Bank's Eurodollar Lending Office in the case of a Eurodollar Advance.

          "APPLICABLE MARGIN" means, for any Interest Period for each Adjusted CD Rate Advance comprising part of the same Borrowing and for any Interest Period for each Eurodollar Advance comprising part of the same Borrowing, the percentage per annum applicable to such Interest Period for such Advance as shown in SCHEDULE I and being based on (a) the Type of Advance to which such Interest Period relates (I.E., Adjusted CD Rate Advance or Eurodollar Advance), (b) the Rating Level, which for the purposes of determining the Applicable Margin shall be the Rating Level in effect on the first day of such Interest Period, and (c) the Percentage of Facility Usage, which for the purpose of determining the Applicable Margin shall be the Percentage of Facility Usage in effect on the first day of such Interest Period (after giving effect to the Advances for which the Applicable Margin is being determined).

          "ASSESSMENT RATE" for any Interest Period for each Adjusted CD Rate Advance comprising part of the same Borrowing means the annual assessment rate estimated by the Bank which is the Administrative Agent one Business Day before the first day of such Interest Period for determining the then current annual assessment payable by such Bank to the FDIC for insuring dollar deposits of such Bank at its principal office in the United States.

          "BANKRUPTCY CODE" means Title 11 of the United States Code, as now or hereafter in effect, or any successor thereto.

          "BANKS" has the meaning specified in the first paragraph of this Agreement, and shall include any financial institution which becomes a Bank pursuant to SECTION 2.15, SECTION 2.18 or SECTION 8.6.

          "BASE RATE" at any time shall mean the higher of (a) the Prime Commercial Lending Rate as in effect from time to time and
(b) the Federal Funds Rate plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient bids or publications in accordance with the terms hereof, the Base Rate shall be the Prime Commercial Lending Rate until the circumstances giving rise to such inability no longer exist.

          "BASE RATE ADVANCE" means an Advance which bears interest as provided in SECTION 2.5(a).

          "BORROWER" means Enron Oil & Gas Company, a Delaware corporation, and any successor thereto pursuant to SECTION 5.2(d).

          "BORROWING" means a borrowing hereunder consisting of Advances of the same Type made on the same day by the Banks.

          "BUSINESS DAY" means (a) any day of the year except Saturday, Sunday and any day on which banks are required or authorized to close in Houston, Texas or New York, New York, and (b) if the applicable Business Day relates to any Eurodollar Advances, any day which is a "Business Day" described in CLAUSE (a) and which is also a day for trading by and between banks in the applicable interbank Eurodollar market.

          "CD LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "CD Lending Office" opposite its name on SCHEDULE II hereto or in the document pursuant to which it became a party hereto as contemplated by SECTION 2.15, 2.18 or 8.6(b) (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

          "CHAPTER ONE" shall mean Chapter One of the Texas Credit Code, as in effect on the date the document using such term was executed.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor Federal tax code, and any reference to any statutory provision of the Code shall be deemed to be a reference to any successor provision or provisions.

          "COMMITMENT" has the meaning specified in SECTION 2.1.

          "CONSOLIDATED" refers to the consolidation of the accounts of the Borrower and its Subsidiaries in accordance with GAAP.

          "CONSOLIDATED NET WORTH" means at any date the Consolidated shareholders' equity of the Borrower and its Consolidated
Subsidiaries.

          "CONVERT", "CONVERSION" and "CONVERTED" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to SECTION 2.7, SECTION 2.8 or SECTION 2.10(b).

          "DEBT" of any Person means, at any date, without duplication, (a) obligations for the repayment of money borrowed which
(1) are evidenced by bonds, notes, debentures, loan agreements, credit agreements or similar instruments or agreements and (2) are or should be shown on a balance sheet as debt in accordance with GAAP, (b) obligations as lessee under leases which, in accordance with GAAP, are capital leases, and (c) guaranties of payment or collection of any obligations described in CLAUSES (a) and (b) of other Persons, PROVIDED, that CLAUSES (a) and (b) include, in the case of obligations of the Borrower or any Subsidiary, only such obligations as are or should be shown as debt or capital lease liabilities on a Consolidated balance sheet in accordance with GAAP; PROVIDED, FURTHER, that none of the following shall constitute Debt: (A) transfers of accounts receivable pursuant to a receivables purchase facility considered as a sale under GAAP (and indemnification, recourse or repurchase obligations thereunder as are reasonable given market standards for transactions of similar type), (B) the liability of any Person as a general partner of a partnership for Debt of such partnership, if the partnership is not a Subsidiary of such Person, and (C) obligations (other than borrowings, capital leases or financial guaranties by the Borrower or any Subsidiary) related to the sale, purchase or delivery of hydrocarbons in respect of volumetric production payments conveyed in transfers constituting sales of real property interests for which proceeds are accounted for as deferred revenues under GAAP.

          "DOMESTIC LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on SCHEDULE II or in the document pursuant to which it became a party hereto as contemplated by SECTION 2.15, 2.18 or 8.6(b) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, as in effect from time to time.

          "ERISA AFFILIATE" means any trade or business (whether or not incorporated) which is a member of a group of which the Borrower is a member and which is under common control within the meaning of the regulations under Section 414 of the Code.

          "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Federal Reserve Board, as in effect from time to time.

          "EURODOLLAR ADVANCE" means an Advance which bears interest as provided in SECTION 2.5(c).

          "EURODOLLAR LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on SCHEDULE II or in the document pursuant to which it became a party hereto as contemplated by SECTION 2.15, 2.18 or 8.6(b) (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

          "EURODOLLAR RATE" means, for any Interest Period for each Eurodollar Advance comprising part of the same Borrowing, the lesser of (a) an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which dollar deposits in immediately available funds for delivery on the first day of such Interest Period are offered by each of the Reference Banks to leading banks in the interbank Eurodollar market selected by the Administrative Agent at approximately 11:00 A.M. (local time in the relevant Eurodollar market) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount of the Eurodollar Advance of such Reference Bank comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period and (b) the Highest Lawful Rate. The Eurodollar Rate for each Interest Period for each Eurodollar Advance comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, SUBJECT, HOWEVER, to the provisions of SECTION 2.7.

          "EVENTS OF DEFAULT" has the meaning specified in
SECTION 6.1.

          "FDIC" means the Federal Deposit Insurance Corporation, or any federal agency or authority of the United States from time to time succeeding to its function.

          "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System, or any federal agency or authority of the United States from time to time succeeding to its function.

          "GAAP" means generally accepted accounting principles consistent with those applied in the preparation of the audited consolidated financial statements referred to in SECTION 4.1(d).

          "HIGHEST LAWFUL RATE" shall mean, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Texas law permits the higher interest rate, stated as a rate per annum. On each day, if any, that Chapter One establishes the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated rate ceiling" (as defined in Chapter One) for that day.

          "INDENTURE" means that certain Indenture dated as of September 1, 1991 between the Borrower and Texas Commerce Bank
National Association, as Trustee, without giving effect to any amendment, modification or discharge thereof.

          "INSUFFICIENCY" means, with respect to any Plan, the amount, if any, by which the present value of the accrued benefits under such Plan exceeds the fair market value of the assets of such Plan allocable to such benefits.

          "INTEREST PERIOD" means, with respect to each Adjusted CD Rate Advance or Eurodollar Advance, in each case comprising part of the same Borrowing, the period commencing on the date of such Advance or the date of the Conversion of any Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below except that any Interest Period for Eurodollar Advances which commences on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month shall end on the last Business Day of the appropriate subsequent calendar month. The duration of each such Interest Period shall be (a) in the case of an Adjusted CD Rate Advance, 30, 60, 90 or 180 days and (b) in the case of a Eurodollar Advance, one, two, three or six months, in each case as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. on the third Business Day (first Business Day in the case of an Adjusted CD Rate Advance) prior to the first day of such Interest Period, select; PROVIDED, HOWEVER, that:

          (1) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration;

          (2) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, PROVIDED, in the case of any Interest Period for a Eurodollar Advance, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

          (3)  no Interest Period may end after the Termination Date.

          "LOAN DOCUMENT" means this Agreement, each Note, each Notice of Borrowing and each other document or instrument executed and delivered in connection with this Agreement.

          "MAJORITY BANKS" means at any time Banks holding at least 66 2/3% of the then aggregate unpaid principal amount of the Notes held by Banks, or, if no such principal amount is then outstanding, Banks having at least 66 2/3% of the Commitments.

          "MOODY'S" means Moody's Investors Service, Inc.

          "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "MULTIPLE EMPLOYER PLAN" means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which the Borrower or any ERISA Affiliate, and more than one employer other than the Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Borrower or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

          "NOTE" means a promissory note of the Borrower payable to the order of any Bank, in substantially the form of EXHIBIT A, evidencing the aggregate indebtedness of the Borrower to such Bank resulting from the Advances owed to such Bank.

          "NOTICE OF BORROWING" has the meaning specified in
SECTION 2.2.

          "OTHER TAXES" has the meaning specified in SECTION 2.13(c).

          "PAYMENT OFFICE" means the office of the Administrative
Agent located at 712 Main Street, Houston, Texas or such other office as the Administrative Agent may designate by written notice to the other parties hereto.

          "PBGC" means the Pension Benefit Guaranty Corporation, or any federal agency or authority of the United States from time to time succeeding to its function.

          "PERCENTAGE OF FACILITY USAGE" means, as of any date of determination, the quotient (expressed as a percentage) obtained by dividing the aggregate unpaid principal amount of the Notes at the close of business on such date by the aggregate Commitments at the close of business on such date.

          "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, firm or other entity, or a government or any political subdivision or agency, department or instrumentality thereof.

          "PLAN" means an employee benefit plan (other than a Multiemployer Plan) which is (or, in the event that any such plan has been terminated within five years after a transaction described in
Section 4069 of ERISA, was) maintained for employees of the Borrower or any ERISA Affiliate and covered by Title IV of ERISA.

          "PRESCRIBED FORMS" means such duly executed form(s) or statement(s), and in such number of copies, which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of the Bank providing the form(s) or statement(s), (b) the Code, or (c) any applicable rule or regulation under the Code, permit the Borrower to make payments hereunder for the account of such Bank free of deduction or withholding of income or similar taxes (except for any deduction or withholding of income or similar taxes as a result of any change in or in the interpretation of any such treaty, the Code or any such rule or regulation).

          "PRIME COMMERCIAL LENDING RATE" means that rate of interest from time to time announced by the Bank which is the Administrative Agent at its principal office as its prime rate (or comparable rate, if such Bank does not so designate a "prime rate"), the Prime Commercial Lending Rate to change when and as such prime rate or comparable rate, as the case may be, changes. The Prime Commercial Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Such Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Commercial Lending Rate. For purposes hereof, the principal office of the Administrative Agent, as of the date hereof, is its office located at 712 Main Street, Houston, Texas.

          "PRINCIPAL SUBSIDIARY" means at any time of determination any Subsidiary having total assets in excess of $100,000,000. For purposes of this definition, total assets shall be determined based on the most recent quarterly or annual financial statements available prior to such determination. At the date hereof, Enron Oil Canada Ltd. is the only Principal Subsidiary.

          "PRIOR CREDIT FACILITY" means the $300,000,000 Credit
Agreement dated as of December 4, 1990, as amended, among the Borrower, the banks named therein and Citibank, N.A., as agent for such banks.

          "RATING LEVEL" means the applicable category of rating level contained in SCHEDULE I which is based on the rating of the Borrower's senior unsecured long-term debt as classified by Moody's and/or Standard & Poor's and which shall be the highest applicable Rating Level I, Rating Level II, Rating Level III, Rating Level IV, Rating Level V or Rating Level VI, as the case may be, as set forth in
SCHEDULE I.

          "REFERENCE BANKS" means Texas Commerce Bank National
Association, The Bank of New York and Bank of America National Trust and Savings Association.

          "STANDARD & POOR'S" and "S&P" each means Standard & Poor's
Corporation.

          "SUBSIDIARY" means any corporation, partnership, joint venture or other entity of which more than 50% of the outstanding capital stock or other equity interests having ordinary voting power (irrespective of whether or not at the time capital stock or other equity interest of any other class or classes of such corporation, partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Borrower; PROVIDED, that the definition of "Subsidiary" in EXHIBIT F shall apply in SECTION 5.2(a) only.

          "TAXES" has the meaning specified in SECTION 2.13(a).

          "TERMINATION DATE" means January 15, 1998 or the earlier date of termination in whole of the Commitments pursuant to
SECTION 2.16 or 6.1.

          "TERMINATION EVENT" means (a) a "reportable event", as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC), or an event described in Section 4062(e) of ERISA, or (b) the withdrawal of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by the Borrower or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (c) the distribution of a notice of intent to terminate a Plan pursuant to
Section 4041(a)(2) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          "TEXAS CREDIT CODE" shall mean Title 79, Revised Civil
Statutes of Texas, 1925, as amended.

          "TOTAL CAPITALIZATION" means, at any time, the sum (without duplication) of (a) Total Debt, and (b) Consolidated Net Worth less any amount thereof attributable to "minority interests" (as defined below). For the purpose of this definition, "minority interests" means any investment or interest of the Borrower in any corporation, partnership or other entity to the extent that the total amount thereof owned by the Borrower (directly or indirectly) constitutes 50% or less of all outstanding interests or investments in such corporation, partnership or entity.

          "TOTAL DEBT" means, at any time, all Consolidated Debt of the Borrower and its Consolidated Subsidiaries.

          "WITHDRAWAL LIABILITY" shall have the meaning given such term under Part I of Subtitle E of Title IV of ERISA.

          1.2. COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding". Unless otherwise indicated, all references to a particular time are references to Houston, Texas time.

          1.3. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with, and certificates of compliance with financial covenants shall be based on, GAAP; PROVIDED, HOWEVER, the financial statements and reports required pursuant to SECTIONS 5.1(a)(1) and (8) shall be prepared in accordance with generally accepted accounting principles in effect at the time of application thereof except to the extent stated therein.

          1.4. MISCELLANEOUS. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The term "including" shall mean "including, without limitation,".

          1.5. RATINGS. A rating, whether public or private, by Standard & Poor's or Moody's shall be deemed to be in effect on the date of announcement or publication by Standard & Poor's or Moody's, as the case may be, of such rating or, in the absence of such announcement or publication, on the effective date of such rating and will remain in effect until the date when any change in such rating is deemed to be in effect. In the event any of the rating categories used by Moody's or Standard & Poor's is revised or designated differently (such as by changing letter designations to different letter designations or to numerical designations), the references herein to such rating shall be changed to the revised or redesignated rating for which the standards are closest to, but not lower than, the standards at the date hereof for the rating which has been revised or redesignated. Long-term debt supported by a letter of credit, guaranty, insurance or other similar credit enhancement mechanism shall not be considered as senior unsecured long-term debt.

                              ARTICLE II

                   AMOUNT AND TERMS OF THE ADVANCES

          2.1. THE ADVANCES. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make one or more Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set opposite such Bank's name on the signature pages hereof (as such pages are deemed modified pursuant to this ARTICLE II or SECTION 8.6) (as such amount may be reduced or increased pursuant to SECTION 2.10(e), SECTION 2.15,
SECTION 2.16, SECTION 2.17 or SECTION 6.1, such Bank's "COMMITMENT"). Each Borrowing shall be in an aggregate amount not less than $5,000,000 and integral multiples of $1,000,000 above such amount, and shall consist of Advances of the same Type having (in the case of a Borrowing comprised of Adjusted CD Rate Advances or Eurodollar Advances) the same Interest Period, made on the same day by the Banks ratably according to their respective Commitments. Within the limits of each Bank's Commitment, the Borrower may borrow, prepay pursuant to
SECTION 2.9 and reborrow under this SECTION 2.1.

          2.2. MAKING THE ADVANCES. (a) Each Borrowing shall be made on notice, given not later than 11:00 A.M. (x) in the case of a proposed Borrowing comprised of Eurodollar Advances, at least three Business Days prior to the date of the proposed Borrowing, (y) in the case of a proposed Borrowing comprised of Adjusted CD Rate Advances, at least one Business Day prior to the date of the proposed Borrowing, and (z) in the case of a proposed Borrowing comprised of Base Rate Advances, on the day of the proposed Borrowing, by the Borrower to the Administrative Agent, which shall give to each Bank prompt notice thereof by telecopy. Each such notice of a Borrowing (a "NOTICE OF BORROWING") shall be by telecopy, confirmed immediately in writing, in substantially the form of EXHIBIT B, specifying therein the requested
(1) date of such Borrowing, (2) Type of Advances comprising such Borrowing, (3) aggregate amount of such Borrowing, and (4) in the case of a Borrowing comprised of Adjusted CD Rate Advances or Eurodollar Advances, initial Interest Period for each such Advance, PROVIDED that the Borrower may not specify Eurodollar Advances for any Borrowing if, after giving effect to such Borrowing, Eurodollar Advances having more than four different Interest Periods shall be outstanding and the Borrower may not specify Adjusted CD Rate Advances for any Borrowing if, after giving effect to such Borrowing, Adjusted CD Rate Advances having more than four different Interest Periods shall be outstanding. In the case of a proposed Borrowing comprised of Adjusted CD Rate Advances or Eurodollar Advances, the Administrative Agent shall promptly notify each Bank of the applicable interest rate under
SECTION 2.5(b) or (c). Each Bank shall, before 11:00 A.M. (2:00 P.M. in the case of a Borrowing comprised of Base Rate Advances) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its Payment Office, in same day funds, such Bank's ratable portion of such Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in ARTICLE III, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address.

     (b) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Adjusted CD Rate Advances or Eurodollar Advances, the Borrower shall, subject to SECTION 8.8, indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in ARTICLE III, or to make the Borrowing specified in such Notice of Borrowing on the date specified in such Notice of Borrowing including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the Advance to be made by such Bank as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

     (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's ratable portion of such Borrowing, the Administrative Agent may assume that such Bank has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with SUBSECTION (a) of this
SECTION 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such ratable portion available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (1) in the case of the Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and (2) in the case of such Bank, the Federal Funds Rate.
If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Advance as part of such Borrowing for purposes of this Agreement.

     (d) The failure of any Bank to make the Advance to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank on the date of any Borrowing.

          2.3. FEES. (a) FACILITY FEE. Subject to SECTION 8.8, the Borrower agrees to pay to each Bank a facility fee on the average daily amount of such Bank's Commitment from the date hereof until, but not including, the Termination Date. The fee is due on the last Business Day of each March, June, September and December during the term of such Bank's Commitment, commencing March 31, 1994, and on the date such Bank's Commitment is terminated. The rate per annum of the facility fee for the period from the date hereof through March 31, 1994 shall be determined as provided in SCHEDULE I based on the Rating Level in effect on the date hereof and for each calendar quarter thereafter shall be determined as provided in SCHEDULE I based on the Rating Level in effect on the first day of such quarter.

     (b) ADMINISTRATIVE AGENT'S FEE. Subject to SECTION 8.8, the Borrower shall pay to the Administrative Agent such fees as may be separately agreed to by it and the Administrative Agent.

          2.4. REPAYMENT. The Borrower shall repay the unpaid principal amount of each Advance owed to each Bank in accordance with the Note to the order of such Bank. All Advances shall be due and payable on the Termination Date.

          2.5. INTEREST. Subject to SECTION 8.8, the Borrower shall pay interest on the unpaid principal amount of each Advance owed to each Bank from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

          (a) BASE RATE ADVANCES. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the Base Rate in effect from time to time, due quarterly on the last Business Day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full; PROVIDED that any amount of principal (other than principal of Adjusted CD Rate Advances bearing interest pursuant to the proviso to SECTION 2.5(b) and principal of Eurodollar Advances bearing interest pursuant to the proviso to SECTION 2.5(c)) which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, due on demand, at a rate per annum equal at all times to 2% per annum above the Base Rate in effect from time to time.

          (b) ADJUSTED CD RATE ADVANCES. During such periods as such Advance is an Adjusted CD Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of the Adjusted CD Rate for such Interest Period for such Advance plus the Applicable Margin per annum for such Interest Period, due on the last day of such Interest Period and, if such Interest Period has a duration of more than 90 days, on the day which occurs during such Interest Period 90 days from the first day of such Interest Period (each Adjusted CD Rate Advance to bear interest from and including the first day of the Interest Period for such Advance to (but not including) the last day of such Interest Period); PROVIDED that any amount of principal of any Adjusted CD Rate Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, due on demand, at a rate per annum equal at all times to the greater of (x) 2% per annum above the Base Rate in effect from time to time and (y) 2% per annum above the rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due.

          (c) EURODOLLAR ADVANCES. During such periods as such Advance is a Eurodollar Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of the Eurodollar Rate for such Interest Period for such Advance plus the Applicable Margin per annum for such Interest Period, due on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the day which occurs during such Interest Period three months from the first day of such Interest Period (each Eurodollar Rate Advance to bear interest from and including the first day of the Interest Period for such Advance to (but not including) the last day of such Interest Period); PROVIDED that any amount of principal of any Eurodollar Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, due on demand, at a rate per annum equal at all times to the greater of (x) 2% per annum above the Base Rate in effect from time to time and (y) 2% per annum above the rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due.

          2.6. ADDITIONAL INTEREST ON EURODOLLAR ADVANCES. If any Bank is required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, and if as a result thereof there is an increase in the cost to such Bank of agreeing to make or making, funding or maintaining Eurodollar Advances, the Borrower shall, subject to SECTION 8.8, from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank additional amounts, as additional interest hereunder, sufficient to compensate such Bank for such increased cost. A certificate in reasonable detail as to the basis for and the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Bank, shall be conclusive and binding for all purposes, absent manifest error.

          2.7. INTEREST RATE DETERMINATION AND PROTECTION. (a) Each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Adjusted CD Rate or Eurodollar Rate, as applicable. If any one or more of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

     (b) The Administrative Agent shall give prompt notice to the Borrower and the Banks of the applicable interest rate determined by the Administrative Agent for purposes of SECTION 2.5(a), (b) or (c), and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 2.5(b) or (c).

     (c) If fewer than two Reference Banks furnish timely information to the Administrative Agent for determining the Eurodollar Rate for any Eurodollar Advances or the Adjusted CD Rate for any Adjusted CD Rate Advances,

          (1) the Administrative Agent shall forthwith notify the Borrower and the Banks that the interest rate cannot be determined for such Eurodollar Advances or Adjusted CD Rate
     Advances, as the case may be,

          (2) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate
     Advance, will continue as a Base Rate Advance), and

          (3)  the obligation of the Banks to make, or to Convert
     Advances into, Adjusted CD Rate Advances or Eurodollar Advances, as the case may be, shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist.

     (d) If, with respect to any Adjusted CD Rate Advances or Eurodollar Advances, the Majority Banks notify the Administrative Agent that the applicable interest rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority Banks of making, funding or maintaining their respective Adjusted CD Rate Advances or Eurodollar Advances, as the case may be, for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Banks, whereupon

          (1) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or, if such Advance is then a Base Rate
     Advance, will continue as a Base Rate Advance), and

          (2)  the obligation of the Banks to make, or to Convert
     Advances into, Adjusted CD Rate Advances or Eurodollar Advances, as the case may be, shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist.

     (e) If the Borrower shall fail to select the duration of any Interest Period for any Adjusted CD Rate Advances or Eurodollar Advances in accordance with the provisions contained in the definition of "Interest Period" in SECTION 1.1, the Administrative Agent will forthwith so notify the Borrower and the Banks and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

     (f) (1) On the date on which the aggregate unpaid principal amount of Advances comprising any Borrowing of Eurodollar Advances shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances, and on and after such date the right of the Borrower to Convert such Advances into Eurodollar Advances shall terminate; PROVIDED, HOWEVER, that if and so long as each such Advance shall be of the same Type and have the same Interest Period as Advances comprising another Borrowing or other Borrowings, and the aggregate unpaid principal amount of all such Advances of all such Borrowings shall equal or exceed $5,000,000, the Borrower shall have the right to continue all such Advances as, or to Convert all such Advances into, Advances of such Type having such Interest Period.

          (2) On the date on which the aggregate unpaid principal amount of Advances comprising any Borrowing of Adjusted CD Rate Advances shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances, and on and after such date the right of the Borrower to Convert such Advances into Adjusted CD Rate Advances shall terminate; PROVIDED, HOWEVER, that if and so long as each such Advance shall be of the same Type and have the same Interest Period as Advances comprising another Borrowing or other Borrowings, and the aggregate unpaid principal amount of all such Advances of all such Borrowings shall equal or exceed $5,000,000, the Borrower shall have the right to continue all such Advances as, or to Convert all such Advances into, Advances of such Type having such Interest Period.

     (g) Any Bank may, if it so elects, fulfill its Commitment as to any Eurodollar Advance by causing a branch, foreign or otherwise, or affiliate of such Bank to make such Advance and may transfer and carry such Advance at, to or for the account of any branch office or affiliate of such Bank; PROVIDED that in such event, for the purposes of this Agreement, such Advance shall be deemed to have been made by such Bank and the obligation of the Borrower to repay such Advance shall nevertheless be to such Bank and shall be deemed to be held by such Bank, to the extent of such Advance, for the account of such branch or affiliate.

          2.8. VOLUNTARY CONVERSION OF ADVANCES. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (x) in the case of a proposed Conversion into Eurodollar Advances, on the third Business Day prior to the date of the proposed Conversion, (y) in the case of a proposed Conversion into Adjusted CD Rate Advances, on the first Business Day prior to the date of the proposed Conversion, and (z) in the case of a proposed Conversion into Base Rate Advances, on the date of the proposed Conversion and subject to the limitations in SECTION 2.2(a) as to the number of permitted Interest Periods and subject to the provisions of SECTIONS 2.7 and 2.11, Convert all Advances of one Type comprising the same Borrowing into Advances of another Type; PROVIDED, HOWEVER, that any Conversion of any Eurodollar Advances shall be made on, and only on, the last day of an Interest Period for such Eurodollar Advances and that any Conversion of any Adjusted CD Rate Advances shall be made on, and only on, the last day of an Interest Period for such Adjusted CD Rate Advances. Each such notice of a Conversion (a "NOTICE OF CONVERSION") shall be by telecopy, confirmed immediately in writing, in substantially the form of EXHIBIT E, and shall, within the restrictions specified above, specify (1) the date of such Conversion,
(2) the Advances to be Converted and the Type into which they are to be Converted, and (3) if such Conversion is into Adjusted CD Rate Advances or Eurodollar Advances, the duration of the Interest Period for each such Advance.

          2.9. PREPAYMENTS. The Borrower may (x) in respect of Adjusted CD Rate Advances, upon at least one Business Day's notice,
(y) in respect of Eurodollar Advances, upon at least three Business Days notice, and, (z) in respect of Base Rate Advances, upon notice by 11:00 A.M. on the day of the proposed prepayment, to the Administrative Agent (which shall promptly notify each Bank) stating the proposed date and aggregate principal amount of the prepayment and the Types of Advances to be prepaid, and in the case of Eurodollar Advances or Adjusted CD Rate Advances, the specific Borrowing or Borrowings pursuant to which made, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the

Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid without premium or penalty; PROVIDED, HOWEVER, that each partial prepayment shall be in an aggregate principal amount not less than $5,000,000, and PROVIDED FURTHER, that if the Borrower prepays any Adjusted CD Rate Advance or any Eurodollar Advance on any day other than the last day of an Interest Period therefor, the Borrower shall compensate the Banks pursuant to SECTION 8.4(b).

          2.10. INCREASED COSTS; CAPITAL ADEQUACY, ETC. (a) Subject to SECTION 8.8, if, due to either (1) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Adjusted CD Rate Reserve Percentage) in or in the interpretation of any law or regulation by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or (2) the compliance with any guideline or request from any governmental authority, central bank or comparable agency (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining Adjusted CD Rate Advances or Eurodollar Advances (other than increased costs described in SECTION 2.6 or in CLAUSE (c) below), the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost. A certificate in reasonable detail as to the basis for and the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Bank, shall be conclusive and binding for all purposes, absent manifest error. Promptly after any Bank becomes aware of any such introduction, change or proposed compliance, such Bank shall notify the Borrower thereof. No Bank shall be permitted to recover increased costs incurred or accrued more than 90 days prior to such notice to the Borrower.

     (b) If the Borrower so notifies the Administrative Agent within five Business Days after any Bank notifies the Borrower of any increased cost pursuant to the provisions of SECTION 2.10(a), the Borrower shall Convert all Advances of the Type affected by such increased cost of all Banks then outstanding into Advances of another Type in accordance with SECTION 2.8 and, additionally, reimburse such Bank for such increased cost in accordance with SECTION 2.10(a).

     (c) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule, regulation or treaty regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its lending office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (except to the extent such request or directive arises as a result of the individual creditworthiness of such Bank), has or would have the effect of increasing the amount of capital required or expected to be maintained as a result of its Commitment hereunder, such Bank shall have the right to give prompt written notice thereof to the Borrower with a copy to the Administrative Agent, which notice shall show in reasonable detail the calculation of such additional amounts as shall be required to compensate such Bank for the increased cost to such Bank as a result of such increase in capital and shall certify that such costs are generally being charged by such Bank to other similarly situated borrowers under similar credit facilities, which notice shall be conclusive and binding for all purposes, absent manifest error, although the failure to give any such notice shall not, unless such notice fails to set forth the information required above or except as otherwise expressly provided in SECTION 2.10(d), release or diminish any of the Borrower's obligations to pay additional amounts pursuant to SECTION 2.10(d).

     (d)  Each Bank agrees that, upon giving notice specified in
SECTION 2.10(c), at the request of the Borrower, it will promptly enter into good faith negotiations with the Borrower with respect to the method of reimbursement for the additional costs specified in such notice. No later than 15 days after the date of the giving of any such notice, and assuming the Bank giving same has made itself available for the aforesaid good faith negotiations, the Borrower shall have the option, to be exercised in writing, to (1) subject to
SECTION 8.8, compensate such Bank for the specified additional costs on the basis, if any, negotiated between such Bank and the Borrower or
(2) terminate such Bank's Commitment to the extent, and on the terms and conditions, specified in SECTION 2.10(e); PROVIDED that if the Borrower fails to so exercise such option, it shall be deemed to have agreed to reimburse such Bank from time to time on demand the additional costs specified in the Bank's notice delivered pursuant to
SECTION 2.10(c). Notwithstanding the foregoing, the Borrower shall not be obligated to reimburse any Bank pursuant to this SECTION 2.10(d) or SECTION 2.10(e) or SECTION 2.18 for any additional costs under SECTION 2.10(c) incurred or accruing more than 90 days prior to the date on which such Bank gave the written notice specified in
SECTION 2.10(c).

     (e) In the event that the Borrower has given notice to a Bank pursuant to SECTION 2.10(d) that it elects to terminate such Bank's Commitment (a copy of which notice shall be sent to the Administrative Agent), such termination shall become effective 15 days thereafter unless such Bank withdraws its request for additional compensation.
On the date of the termination of the Commitment of any Bank pursuant to this SECTION 2.10(e), (x) the Borrower shall deliver notice of the effectiveness of such termination to such Bank and to the Administrative Agent, (y) the Borrower shall pay all amounts owed by the Borrower to such Bank under this Agreement or under the Note payable to such Bank (including principal of and interest on the Advances owed to such Bank, accrued facility fees and amounts specified in such Bank's notice delivered pursuant to SECTION 2.10(c) with respect to the period prior to such termination) and (z) upon the occurrence of the events set forth in CLAUSES (x) and (y), such Bank shall cease to be a "Bank" hereunder for all purposes except for rights under SECTIONS 2.6, 2.10, 2.13, 2.18 and 8.4 arising out of events and occurrences before or concurrently with its ceasing to be a "Bank" hereunder. The Borrower may elect to terminate a Bank's Commitment pursuant to SECTION 2.10(d) only if at such time:

          (1) no Event of Default is then in existence or would be in existence but for requirement that notice be given or time elapse or both; and

          (2) the Borrower has elected, or is then electing, to terminate the Commitments of all Banks which have made similar requests for increased compensation under this SECTION 2.10, which requests have not been withdrawn, PROVIDED, that requests may be determined by the Borrower to be dissimilar based on the negotiation of materially dissimilar rates of compensation under CLAUSE (1) of SECTION 2.10(d).

     (f) Each Bank shall use its reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its Applicable Lending Office or change the jurisdiction of its Applicable Lending Office, as the case may be, so as to avoid the imposition of any increased costs under this SECTION
2.10 or to eliminate the amount of any such increased cost which may thereafter accrue; PROVIDED that no such selection or change of the jurisdiction for its Applicable Lending Office shall be made if, in the reasonable judgment of such Bank, such selection or change would be disadvantageous to such Bank.

          2.11. ILLEGALITY. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of or compliance with any law or regulation shall make it unlawful, or any governmental authority, central bank or comparable agency shall assert that it is unlawful, for any Bank or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Advances or to continue to fund or maintain Eurodollar Advances hereunder, then, on notice thereof and demand therefor by such Bank to the Borrower through the Administrative Agent, (a) the obligation of the Banks to make Eurodollar Advances and to Convert Advances into Eurodollar Advances shall terminate and (b) the Borrower shall forthwith Convert all Eurodollar Advances of all Banks then outstanding into Advances of another Type in accordance with SECTION 2.8.

          2.12. PAYMENTS AND COMPUTATIONS. (a) The Borrower shall make each payment under any Loan Document not later than 11:00 A.M. on the day when due in dollars to the Administrative Agent at its Payment Office in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility fees ratably (other than amounts payable pursuant to SECTION 2.6, 2.10, 2.13, 2.18 or 8.4(b)) to the Banks (decreased, as to any Bank, for any taxes withheld in respect of such Bank as contemplated by SECTION 2.13(b)) for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.

     (b) All computations of interest based on the Base Rate (except during such times as the Base Rate is determined pursuant to CLAUSE
(b) of the definition thereof) and of facility fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and, subject to SECTION 8.8, all computations of interest based on the Adjusted CD Rate, the Eurodollar Rate, the Federal Funds Rate or, during such times as the Base Rate is determined pursuant to CLAUSE (b) of the definition thereof, the Base Rate shall be made by the Administrative Agent, and all computations of interest pursuant to SECTION 2.6 shall be made by a Bank, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or facility fees are payable. Each determination by the Administrative Agent (or, in the case of SECTION 2.6, by a Bank) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

     (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fee, as the case may be; PROVIDED, HOWEVER, if such extension would cause payment of interest on or principal of Eurodollar Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

     (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Bank shall, subject to SECTION 8.8, repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the earlier of (a) the date such Bank repays such amount to the Administrative Agent and (b) the date two Business Days after the date such amount is so distributed, at the Federal Funds Rate and thereafter until the date such Bank repays such amount to the Administrative Agent at the Federal Funds Rate plus 2%.

          2.13. TAXES. (a) Subject to SECTION 8.8, any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with SECTION 2.12, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges, fees, duties or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Bank and the Administrative Agent, (1) taxes imposed on its income, (2) franchise taxes imposed on it by the jurisdiction under the laws of which (or under the laws of a political subdivision of which) such Bank or Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, franchise taxes imposed on it by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof and (3) any taxes imposed by the United States of America by means of withholding at the source if and to the extent that such taxes shall be in effect and shall be applicable, to payments to be made to such Bank or the Administrative Agent (all such non-excluded taxes, levies, imposts, deductions, charges, fees, duties, withholdings and liabilities being hereinafter referred to as "TAXES"). Subject to SECTION 8.8, if the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Bank or the Administrative Agent, (x) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.13) such Bank or the Administrative Agent (as the case may
be) receives an
amount equal to the sum it would have received had no such deductions been made, (y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) Notwithstanding anything to the contrary contained in this Agreement, each of the Borrower and the Administrative Agent shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States of America from interest, fees or other amounts payable hereunder for the account of any Bank (without the payment by the Borrower of increased amounts to such Bank pursuant to CLAUSE (a) above) other than a Bank
(1) which is a domestic corporation (as such term is defined in Section 7701 of the Code) for federal income tax purposes or (2) which has the Prescribed Forms on file with the Borrower and the Administrative Agent for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms, PROVIDED that if the Borrower shall so deduct or withhold any such taxes, it shall provide a statement to the Administrative Agent and such Bank, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Bank or the Administrative Agent may reasonably request for assisting such Bank or the Administrative Agent to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Bank is subject to tax.

     (c) In addition, subject to SECTION 8.8, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "OTHER TAXES").

     (d) The Borrower, to the fullest extent permitted by law, will indemnify each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
SECTION 2.13) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, (EXPRESSLY INCLUDING SUCH AMOUNTS PAID AS A RESULT OF THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH BANK OR THE ADMINISTRATIVE AGENT, BUT EXCLUDING SUCH AMOUNTS PAID AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH BANK OR ADMINISTRATIVE AGENT), whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Bank or the Administrative Agent (as the case may be) makes written demand therefor. No Bank nor the Administrative Agent shall be indemnified for Taxes or Other Taxes incurred or accrued more than 90 days prior to the date that such Bank or the Administrative Agent notifies the Borrower thereof.

     (e) Within 30 days after the date of any payment of Taxes by or at the direction of the Borrower, the Borrower will furnish to the Administrative Agent, at its address referred to in SECTION 8.2, the original or a certified copy of a receipt evidencing payment thereof. Should any Bank or the Administrative Agent ever receive any refund, credit or deduction from any taxing authority to which such Bank or the Administrative Agent would not be entitled but for the payment by the Borrower of Taxes as required by this SECTION 2.13 (it being understood that the decision as to whether or not to claim, and if claimed, as to the amount of any such refund, credit or deduction shall be made by such Bank or the Administrative Agent in its sole discretion), such Bank or the Administrative Agent, as the case may be, thereupon shall repay to the Borrower an amount with respect to such refund, credit or deduction equal to any net reduction in taxes actually obtained by such Bank or the Administrative Agent, as the case may be, and determined by such Bank or the Administrative Agent, as the case may be, to be attributable to such refund, credit or deduction.

     (f) Each Bank shall use its reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its Applicable Lending Office or change the jurisdiction of its Applicable Lending Office, as the case may be, so as to avoid the imposition of any Taxes or Other Taxes or to eliminate the amount of any such additional amounts which may thereafter accrue; PROVIDED that no such selection or change of the jurisdiction for its Applicable Lending Office shall be made if, in the reasonable judgment of such Bank, such selection or change would be disadvantageous to such Bank.

     (g) Without prejudice to the survival of any other agreement of the Borrower hereunder, but subject to the expiration of any applicable statute of limitations, the agreements and obligations of the Borrower contained in this SECTION 2.13 shall survive the payment in full of principal and interest hereunder and under the Notes.

          2.14. SHARING OF PAYMENTS, ETC. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it (other than pursuant to SECTION 2.6, 2.10, 2.13, 2.18 or 8.4(b)) in excess of its ratable share of payments on account of the Advances obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in the Advances made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them, PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of its ratable share (according to the proportion of (a) the amount of the participation purchased from such Bank as a result of such excess payment to (b) the total amount of such excess payment) of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (x) the amount of such Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this SECTION 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

          2.15. INCREASE OF COMMITMENT. The Borrower shall have the right, without the consent of the Banks but subject to the approval of the Administrative Agent (which consent shall not be unreasonably withheld), to effectuate from time to time an increase in the total Commitments under this Agreement by adding to this Agreement one or more commercial banks or other financial institutions (who shall, upon completion of the requirements stated in this SECTION 2.15, constitute Banks hereunder), or by allowing one or more Banks to increase their Commitments hereunder, so that such added and increased Commitments shall equal the increase in Commitments effectuated pursuant to this SECTION 2.15; PROVIDED that (a) no increase in Commitments pursuant to this SECTION 2.15 shall result in the total Commitments exceeding $300,000,000, (b) no Bank's Commitment amount shall be increased without the consent of such Bank, and (c) on the effective date of any such increase in Commitments, there are no amounts outstanding under any of the Notes. The Borrower shall give the Administrative Agent three Business Days' notice of the Borrower's intention to increase the total Commitments pursuant to this SECTION
2.15. Such notice shall specify each new commercial bank or other financial institution, if any, the changes in amounts of Commitments that will result, and such other information as is reasonably requested by the Administrative Agent. Each new commercial bank or other financial institution, and each Bank agreeing to increase its Commitment, shall execute and deliver to the Administrative Agent a document satisfactory to the Administrative Agent pursuant to which it becomes a party hereto or increases its Commitment, as the case may be, which document, in the case of a new commercial bank or other financial institution, shall (among other matters) specify the CD Lending Office, Domestic Lending Office and Eurodollar Lending Office of such new commercial bank or other financial institution. In addition, the Borrower shall execute and deliver a Note in the principal amount of the Commitment of each new commercial bank or other financial institution, or a replacement Note in the principal amount of the increased Commitment of each Bank agreeing to increase its Commitment, as the case may be. Such Notes and other documents of the nature referred to in SECTION 3.1 shall be furnished to the Administrative Agent in form and substance as may be reasonably required by it. Upon execution and delivery of such documents, such new commercial bank or other financial institution shall constitute a "Bank" hereunder with a Commitment as specified therein, or such Bank's Commitment shall increase as specified therein, as the case may be.

          2.16. RATABLE REDUCTION OR TERMINATION OF THE COMMITMENTS. The Borrower shall have the right, upon at least three Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Banks (with the signature pages hereto deemed amended to reflect same); PROVIDED that each partial reduction shall be in the aggregate amount of at least $10,000,000.

          2.17. NON-RATABLE REDUCTION OR TERMINATION OF COMMITMENT. The Borrower shall have the right, without the consent of any Bank, but subject to the approval of the Administrative Agent (which consent shall not be unreasonably withheld), to reduce in part or to terminate in whole the Commitment of one or more Banks non-ratably, PROVIDED that (a) on the effective date of any such reduction or termination (w) there are no amounts outstanding under any of the Notes, (x) no Event of Default or event which would constitute an Event of Default but for the requirement that notice be given or time elapse or both, shall have occurred and be continuing, (y) the senior unsecured long-term debt of the Borrower is rated BBB- or better by Standard & Poor's or Baa3 or better by Moody's, and (z) the Borrower shall pay to any Bank whose Commitment is terminated all amounts owed by the Borrower to such Bank under this Agreement (including accrued facility fees), (b) the aggregate amount of each non-ratable reduction shall be at least $10,000,000, and (c) the aggregate amount of all such non-ratable reductions and terminations of Commitments since the date of this Agreement shall not exceed the sum of $25,000,000 plus the aggregate amount of all increases in Commitments effectuated pursuant to SECTION
2.15. The Borrower shall give the Administrative Agent three Business Days' notice of the Borrower's intention to reduce or terminate any Commitment pursuant to this SECTION 2.17.

     2.18. REPLACEMENT OF BANK. In the event that any Bank shall claim payment of any increased costs pursuant to SECTION 2.10 or any additional amounts pursuant to SECTION 2.13, the Borrower shall have the right to replace such Bank with another commercial bank or other financial institution; PROVIDED that such replacement commercial bank or other financial institution, (a) if it is not a Bank, shall be reasonably acceptable to the Administrative Agent, (b) shall unconditionally offer in writing (with a copy to the Administrative Agent) to purchase all of such Bank's rights and assume all of such Bank's obligations hereunder and interest in the Advances owing to such Bank and the Note held by such Bank without recourse at the principal amount of such Note plus interest and fees accrued thereon to the date of such purchase on a date therein specified, and (c) shall execute and deliver to the Administrative Agent a document satisfactory to the Administrative Agent pursuant to which such replacement commercial bank or other financial institution becomes a party hereto with a Commitment equal to that of the Bank being replaced, which document, if such replacement commercial bank or other financial institution is not already a Bank, shall (among other matters) specify the CD Lending Office, Domestic Lending Office and Eurodollar Lending Office of such replacement commercial bank or other financial institution. Upon satisfaction of the requirements set forth in the first sentence of this SECTION 2.18, acceptance of such offer to purchase by the Bank to be replaced, payment to such Bank of the purchase price in immediately available funds, and the payment by the Borrower of all requested costs accruing to the date of purchase which the Borrower is obligated to pay under SECTION 8.4 and all other amounts owed by the Borrower to such Bank (other than the principal of and interest on the Advances of such Bank purchased by the replacement commercial bank or other financial institution), the replacement commercial bank or other financial institution shall constitute a "Bank" hereunder with a Commitment as so specified and the Bank being so replaced shall no longer constitute a "Bank" hereunder (with the signature pages being amended to reflect same), except that the rights under SECTIONS 2.6, 2.10, 2.13 and 8.4 of the Bank being so replaced shall continue with respect to arising out of events or occurrences before or concurrently with its ceasing to be a "BANK" hereunder. If, however, (x) a Bank accepts such an offer and such commercial bank or other financial institution fails to purchase such rights and interest on such specified date in accordance with the terms of such offer, the Borrower shall continue to be obligated to pay the increased costs to such Bank pursuant to SECTION 2.10 or the additional amounts pursuant to SECTION 2.13, as the case may be, or (y) the Bank proposed to be replaced fails to accept such purchase offer, the Borrower shall not be obligated to pay to such Bank such increased costs or additional amounts incurred or accrued from and after the date of such purchase offer.

                              ARTICLE III

                        CONDITIONS TO ADVANCES

          3.1. INITIAL CONDITIONS PRECEDENT. The obligation of each Bank to make Advances pursuant to the terms and conditions of this Agreement is subject to the conditions precedent that the Administrative Agent shall have received evidence satisfactory to it that the Prior Credit Facility shall have been terminated and all amounts owing thereunder repaid in full and the Administrative Agent shall have received the following, each dated on or before the date of the initial Advance hereunder, in form and substance satisfactory to the Administrative Agent:

          (a) The executed Notes payable to the order of the Banks, respectively.

          (b) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Agreement, each Note and each Notice of Borrowing, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to each such Loan Document and certified copies of the restated certificate of incorporation and bylaws of the Borrower.

          (c)  A certificate of the Secretary or an Assistant
     Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign each Loan Document to which it is a party and the other documents to be delivered hereunder.

          (d) A favorable opinion of Vinson & Elkins L.L.P., counsel for the Borrower, to be delivered to, and for the benefit of, the Banks and the Administrative Agent, at the express instruction of the Borrower, substantially in the form of EXHIBIT C and as to such other matters as any Bank through the Administrative Agent may reasonably request.

          (e) A favorable opinion of Dennis M. Ulak, Vice President and General Counsel of the Borrower, to be delivered to, and for the benefit of, the Banks and the Administrative Agent, at the express instruction of the Borrower, in substantially the form of EXHIBIT D and as to such other matters as any Bank through the Administrative Agent may reasonably request.

          (f) A Notice of Entire Agreement and DTPA Waiver, executed by the Borrower and, to the limited extent set forth therein, its general counsel.

          3.2. ADDITIONAL CONDITIONS PRECEDENT TO EACH ADVANCE. The obligation of each Bank to make any Advance shall be subject to the additional conditions precedent that on the date of such Advance (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Advance shall constitute a representation and warranty by the Borrower that on the date of such Advance such statements are true):

          (1)  The representations and warranties contained in SECTION
     4.1 of this Agreement are correct on and as of the date of such Advance, before and after giving effect to such Advance and the Borrowing of which such Advance is a part and to the application of the proceeds therefrom, as though made on and as of such date, and

          (2) No event has occurred and is continuing, or would result from such Advance or the Borrowing of which such Advance is a part or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

and (b) the Administrative Agent shall have received the Notice of Borrowing required by SECTION 2.2 and such other approvals, opinions or documents as any Bank through the Administrative Agent may reasonably request.


                              ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES

          4.1. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants to the Banks as follows:

          (a) The Borrower and each Principal Subsidiary are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. The Borrower and each Principal Subsidiary have all corporate powers and all material governmental licenses, authorizations, consents and approvals required in each case to carry on its business as now conducted.

          (b) The execution, delivery and performance by the Borrower of each Loan Document to which it is or will be a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action of the Borrower, require, in respect of the Borrower, no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of law or regulation (including Regulation X issued by the Federal Reserve Board) applicable to the Borrower or Regulation U issued by the Federal Reserve Board or the restated certificate of incorporation or by-laws of the Borrower or any judgment, injunction, order, decree or material ("material" for the purposes of this representation meaning creating a liability of $50,000,000 or more) agreement binding upon the

     Borrower or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of the Borrower or any of its Subsidiaries.

          (c) This Agreement and each Note are, and each other Loan Document to which the Borrower is or will be a party, when executed and delivered in accordance with this Agreement will be, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

          (d) The audited consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 1992 and the related audited consolidated statements of income, cash flows and changes in shareholders' equity accounts for the fiscal year then ended and the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of September 30, 1993, and the related unaudited consolidated statements of income, cash flows and changes in shareholders' equity accounts for the fiscal quarter then ended, certified by the chief financial or accounting officer of the Borrower, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP except as otherwise expressly noted therein, the consolidated financial position of the Borrower and its Subsidiaries as of such dates and their consolidated results of operations and changes in financial position for such fiscal periods, subject (in the case of the unaudited balance sheet and statements) to changes resulting from audit and normal year-end adjustments.

          (e) Since December 31, 1992 there has been no material adverse change in the consolidated financial position or consolidated results of operations of the Borrower and its Subsidiaries, considered as a whole.

          (f) Except as disclosed in the Borrower's Form 10-K for the year ended December 31, 1992 or the Borrower's Form 10-Q for each of the quarters ended March 31, 1993, June 30, 1993 and September 30, 1993, which were delivered to the Banks prior to the date hereof, there is no action, suit or proceeding pending against the Borrower or any of its Subsidiaries, or to the knowledge of the Borrower threatened against the Borrower or any of its Subsidiaries, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the consolidated financial position or consolidated results of operations of the Borrower and its Subsidiaries taken as a whole or which in any manner draws into question the validity of this Agreement or any other Loan Document to which the Borrower is or will be a party.

          (g) No Termination Event has occurred or is reasonably expected to occur with respect to any Plan for which an Insufficiency in excess of $50,000,000 exists. Neither the Borrower nor any ERISA Affiliate has received any notification (or has knowledge of any reason to expect) that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, for which a Withdrawal Liability in excess of $50,000,000 exists.

          (h) United States federal income tax returns of the Borrower and its Subsidiaries have been examined and closed through the fiscal year ended December 31, 1987. The Borrower and its Subsidiaries have filed or caused to be filed all United States federal income tax returns and all other material domestic tax returns which to the knowledge of the Borrower are required to be filed by them and have paid or provided for the payment, before the same become delinquent, of all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary, other than those taxes contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes are, in the opinion of the Borrower, adequate to the extent required by GAAP.

          (i) Neither the Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (j) Neither the Borrower nor any Principal Subsidiary is a "holding company", a "subsidiary company" of a "holding company", an "affiliate" of a "holding company", or an "affiliate" of a "subsidiary company" of a "holding company", in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

          (k) Following application of the proceeds of each Advance, not more than 25 percent of the value of the assets (both of the Borrower only and of the Borrower and its Subsidiaries on a consolidated basis), which are subject to any arrangement with the Administrative Agent or any Bank (herein or otherwise) whereby the Borrower's or any Subsidiary's right or ability to sell, pledge or otherwise dispose of assets is in any way restricted, will be margin stock (within the meaning of Regulation U issued by the Federal Reserve Board).


                               ARTICLE V

                       COVENANTS OF THE BORROWER

          5.1. AFFIRMATIVE COVENANTS. The Borrower covenants and agrees that so long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder, the Borrower will, unless the Majority Banks shall otherwise consent in writing:

          (a)  REPORTING REQUIREMENTS.  Furnish to each Bank:

              (1) (A) promptly after the sending or filing thereof, a copy of each of the Borrower's reports on Form 8-K (or any comparable form), (B) promptly after the filing or sending thereof, and in any event within 75 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a copy of the Borrower's report on Form 10-Q (or any comparable form) for such quarter, which report will include the Borrower's quarterly unaudited consolidated financial statements as of the end of and for such quarter, and (C) promptly after the filing or sending thereof, and in any event within 135 days after the end of each fiscal year of the Borrower, a copy of the Borrower's annual report which it sends to its public security holders, and a copy of the Borrower's report on Form 10-K (or any comparable form) for such year, which annual report will include the Borrower's annual audited consolidated financial statements as of the end of and for such year;

              (2) simultaneously with the delivery of each of the annual or quarterly reports referred to in CLAUSE (1) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower in a form acceptable to the Administrative Agent (x) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of SECTION 5.2(b) on the date of the financial statements contained in such report, and (y) stating whether there exists on the date of such certificate any Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, and, if so, setting forth the details thereof and the action which the Borrower has taken and proposes to take with respect thereto;

             (3) as soon as is possible and in any event within five days after a change in, or issuance of, any rating of any of the Borrower's senior unsecured long-term debt by Standard & Poor's or Moody's which causes a change in the applicable Rating Level, notice of such change;

              (4) as soon as possible and in any event within five days after an executive officer of the Borrower having obtained knowledge thereof, notice of the occurrence of any Event of Default or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such notice, and a statement of the chief financial officer of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

               (5) as soon as possible and in any event (A) within 30 Business Days after the Borrower or any ERISA Affiliate knows or has reason to know that any Termination Event described in CLAUSE (a) of the definition of Termination Event with respect to any Plan for which an Insufficiency in excess of $50,000,000 exists, has occurred and (B) within 10 Business Days after the Borrower or any ERISA Affiliate knows or has reason to know that any other Termination Event with respect to any Plan for which an Insufficiency in excess of $50,000,000 exists, has occurred or is reasonably expected to occur, a statement of the chief financial officer or chief accounting officer of the Borrower describing such Termination Event and the action, if any, which the Borrower or such ERISA Affiliate proposes to take with respect thereto;

              (6) promptly and in any event within five Business Days after receipt thereof by the Borrower or any ERISA Affiliate, copies of each notice received by the Borrower or any ERISA Affiliate from the PBGC stating its intention to terminate any Plan for which an Insufficiency in excess of $50,000,000 exists or to have a trustee appointed to administer any Plan for which an Insufficiency in excess of $50,000,000 exists;

             (7) promptly and in any event within five Business Days after receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Borrower or any ERISA Affiliate indicating liability in excess of $50,000,000 incurred or expected to be incurred by the Borrower or any ERISA Affiliate in connection with (A) the imposition of a Withdrawal Liability by a Multiemployer Plan, (B) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, or (C) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA; and

            (8) such other information respecting the Consolidated financial position or Consolidated results of operations (including an annual report or reports on oil and gas reserves of the Borrower and its Subsidiaries), of the Borrower that any Bank through the Administrative Agent may from time to time reasonably request.

          (b) COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders to the extent noncompliance therewith would have a material adverse effect on the Borrower and its Subsidiaries taken as a whole, such compliance to include, without limitation, the paying before the same become delinquent of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings.

          (c) USE OF PROCEEDS. Use the proceeds of each Advance for general corporate purposes. However, no part of the proceeds of the Advances shall be used for the purpose of purchasing or carrying margin stock within the meaning of Regulation U issued by the Federal Reserve Board.

          (d) MAINTENANCE OF INSURANCE. Maintain, and cause each of the Principal Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties as the Borrower or such Principal Subsidiary, PROVIDED, that self-insurance by the Borrower or any such Principal Subsidiary shall not be deemed a violation of this covenant to the extent that companies engaged in similar businesses and owning similar properties as the Borrower or such Principal Subsidiary self-insure. The Borrower may maintain the Principal Subsidiaries' insurance on behalf of them.

          (e) PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain, and cause each of the Principal Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory), and franchises; PROVIDED, HOWEVER, that this
     SECTION 5.1(e) shall not apply to any transactions permitted by
     SECTION 5.2(c) or (d) and shall not prevent the termination of existence, rights and franchises of any Principal Subsidiary pursuant to any merger or consolidation to which such Principal Subsidiary is a party, and PROVIDED, FURTHER, that the Borrower or any Principal Subsidiary shall not be required to preserve any right or franchise if the Borrower or such Principal Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Principal Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Banks.

          (f) VISITATION RIGHTS. At any reasonable time and from time to time, after reasonable notice, permit the Administrative Agent or any of the Banks or any agents or representatives thereof to examine the records and books of account of, and visit the properties of, the Borrower and any of the Principal Subsidiaries and to discuss the affairs, finances and accounts of the Borrower and any of the Principal Subsidiaries with any of the officers or directors of the Borrower.

          5.2. NEGATIVE COVENANTS. So long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder, the Borrower will not at any time, without the written consent of the Majority
Banks:

          (a) NEGATIVE PLEDGE. Fail to perform and observe any term, covenant or agreement contained in SECTION 1007 of the Indenture (as modified for purposes hereof as set forth in this SECTION 5.2). For purposes of this SECTION 5.2(a), SECTION 1007 and the definitions of all terms defined in the Indenture and used in or otherwise applicable to such SECTION 1007 are set forth on EXHIBIT F and are hereby incorporated in this Agreement by reference as if such provisions and definitions were set forth in full herein; PROVIDED, however, that solely for purposes of this
     SECTION 5.2, the word "SECURITIES" used in the Indenture shall mean the Notes, the word "COMPANY" used therein shall mean the Borrower, the phrase "SECTION 1007" used therein shall mean this
     SECTION 5.2(a), the word "TRUSTEE" as used therein shall mean the Administrative Agent, the phrase "Board of Directors" used in the Indenture shall mean the management of the Borrower, SECTION 301 of the Indenture shall not apply to any Note, and the phrase "SO LONG AS ANY OF THE SECURITIES ARE OUTSTANDING" used therein shall mean so long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder.

          (b)  TOTAL DEBT TO CAPITALIZATION.  Have a ratio of (i)
     Total Debt to (ii) Total Capitalization greater than 50%.

          (c) DISPOSITION OF ASSETS. Lease, sell, transfer or otherwise dispose of, voluntarily or involuntarily, all or substantially all of its assets.

          (d) MERGERS, ETC. Merge or consolidate with or into, any Person, unless (1) the Borrower is the survivor or (2) the surviving Person, if not the Borrower, is organized under the laws of the United States or a state thereof and assumes all obligations of the Borrower under the Agreement, PROVIDED, in each case that both immediately before and after giving effect to such proposed transaction, no Event of Default or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default exists, or would exist or result.

         (e) COMPLIANCE WITH ERISA. (1) Terminate, or permit any ERISA Affiliate to terminate, any Plan so as to result in any liability in excess of $50,000,000 of the Borrower or any ERISA Affiliate to the PBGC, or (2) permit circumstances which give rise to a Termination Event described in CLAUSES (b), (d) or (e) of the definition of Termination Event with respect to a Plan so as to result in any liability in excess of $50,000,000 of the Borrower or any ERISA Affiliate to the PBGC.


                              ARTICLE VI

                           EVENTS OF DEFAULT

          6.1. EVENTS OF DEFAULT.  If any of the following events
("EVENTS OF DEFAULT") shall occur and be continuing:

          (a) The Borrower shall fail to pay (1) any principal on any Note when due and payable or (2) any interest on any Note for more than five days after such interest becomes due and payable or (3) the facility fee set forth in SECTION 2.3(a) for more than 15 days after such fee becomes due and payable; or

          (b) Any representation or warranty made by the Borrower (or any of its officers) (including representations and warranties deemed made pursuant to SECTION 3.2) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made and such materiality is continuing; or

          (c) The Borrower shall fail to perform or observe any term, covenant or agreement contained in SECTION 5.2 or shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if, in the case of such other term, covenant or agreement, such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent at the request of any Bank; or

          (d) The Borrower or any Principal Subsidiary shall (1) fail to pay any principal of or premium or interest on any Debt (other than Debt described in CLAUSE (c) of the definition of Debt) which is outstanding in the principal amount of at least $50,000,000 in the aggregate, of the Borrower or such Principal Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment or as a result of the giving of notice of a voluntary prepayment), prior to the stated maturity thereof, or (2) with respect to Debt described in CLAUSE (c) of the definition of Debt, fail to pay any such Debt which is outstanding in the principal amount of at least $50,000,000 in the aggregate, of the Borrower or such Principal Subsidiary (as the case may be), when the same becomes due and payable, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or

          (e) The Borrower or any Principal Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any Principal Subsidiary seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), shall remain undismissed or unstayed for a period of 60 days; or the Borrower or any Principal Subsidiary shall take any corporate action to authorize any of the actions set forth above in this SUBSECTION (e); or

          (f) Any judgment, decree or order for the payment of money in excess of $50,000,000 shall be rendered against the Borrower or any Principal Subsidiary and shall remain unsatisfied and either (1) enforcement proceedings shall have been commenced by any creditor upon such judgment, decree or order or (2) there shall be any period longer than (i) 30 consecutive days or (ii) such longer period as allowed by applicable law during which a stay of enforcement of such judgment, decree or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (g)  Any Termination Event as defined in CLAUSES (b), (d) or
     (e) of the definition thereof with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent, (1) such Termination Event shall still exist and (2) the sum (determined as of the date of occurrence of such Termination Event) of the liabilities to the PBGC resulting from all such Termination Events is equal to or greater than $100,000,000; or

          (h) The Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $100,000,000 or requires payments exceeding $50,000,000 in any year; or

          (i) The Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years which include the date hereof by an amount exceeding $50,000,000 in the aggregate;

then, and in any such event, the Administrative Agent (1) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare the obligation of each Bank to make Advances to be terminated, whereupon the same shall forthwith terminate, and (2) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare the principal balance of the Notes, all interest accrued thereon and all other accrued amounts payable under this Agreement to be forthwith due and payable, whereupon the principal balance of the Notes, all such accrued interest and all such accrued amounts shall become and be forthwith due and payable, without presentment, demand, protest, notice of intent to accelerate or further notice of any kind, all of which are, to the extent permitted by law, hereby expressly WAIVED by the Borrower; PROVIDED, HOWEVER, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, (A) the obligation of each Bank to make its Advances shall automatically be terminated and (B) the principal balance of the Notes, all such accrued interest and all such accrued amounts shall automatically become and be due and payable, without presentment, demand, protest, notice of intent to accelerate or any notice of any kind, all of which are, to the extent permitted by law, hereby expressly WAIVED by the Borrower.

                              ARTICLE VII

                       THE ADMINISTRATIVE AGENT

          7.1. AUTHORIZATION AND ACTION. Each Bank hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks and all holders of Notes; PROVIDED, HOWEVER, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to any Loan Document or applicable law and shall not be required to initiate or conduct any litigation or other proceedings. The Administrative Agent agrees to give to each Bank prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

          7.2. ADMINISTRATIVE AGENT'S RELIANCE, ETC. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with any Loan Document, except for its or their own gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have, by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein. Without limitation of the generality of the foregoing, the Administrative
Agent: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (b) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with any Loan Document; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of the Borrower or to inspect the property (including the books and records) of the Borrower and shall not be deemed to have knowledge of an Event of Default or of any event which with the giving of notice or the lapse of time or both would be an Event of Default (other than nonpayment of principal of or interest on the Notes or any facility fee) unless it has received from a Bank or the Borrower a notice specifying such default and stating that it is an "NOTICE OF DEFAULT";
(e) shall not be responsible
to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          7.3. ADMINISTRATIVE AGENT AND ITS AFFILIATES. With respect to its Commitment, the Advances made by it and the Note issued to it, the Bank which is also the Administrative Agent shall have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Administrative Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include the Bank serving as the Administrative Agent in its individual capacity. The Bank serving as the Administrative Agent and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of the Subsidiaries and any Person who may do business with or own securities of the Borrower or any Subsidiary, all as if such Bank were not the Administrative Agent and without any duty to account therefor to the Banks.

          7.4. BANK CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank and based on the financial statements referred to in
SECTION 4.1(d) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents. The Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Advances or at any time or times thereafter. The Administrative Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or any other Loan Document or the financial condition of the Borrower or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of the Borrower or the existence or possible existence of any Event of Default or event of which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          7.5. CERTAIN RIGHTS OF THE ADMINISTRATIVE AGENT. If the Administrative Agent shall request instructions from all of the Banks (in the case of matters specified in the proviso of SECTION 8.1) or the Majority Banks (in all other cases) with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, the

Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from all of the Banks or the Majority Banks, as the case may be; and it shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of its acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Majority Banks or all of the Banks, as the case may be. Furthermore, except for action expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be specifically indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          7.6. HOLDERS. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          7.7. INDEMNIFICATION. The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Notes then held by each of them (or if no principal of the Notes is at the time outstanding or if any principal of the Notes is held by Persons which are not Banks, ratably according to the respective amounts of their Commitments then existing, or, if no such principal amounts are then outstanding and no Commitments are then existing, ratably according to the respective amounts of the Commitments existing immediately prior to the termination thereof), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of any of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents EXPRESSLY INCLUDING ANY SUCH LIABILITY, OBLIGATION, LOSS, DAMAGE, PENALTY, ACTION, JUDGMENT, SUIT, COST, EXPENSE OR DISBURSEMENT ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PARTY; PROVIDED THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IT IS THE INTENT OF THE BANKS THAT THE ADMINISTRATIVE AGENT SHALL, TO THE EXTENT PROVIDED IN THIS SECTION 7.7, BE INDEMNIFIED FOR ITS ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE. Without limitation of the foregoing, each Bank agrees to reimburse the Administrative Agent promptly upon demand for such Bank's ratable share of any reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Loan Documents, or any of them, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower.

          7.8. RESIGNATION BY THE ADMINISTRATIVE AGENT. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to CLAUSES
(b) and (c) below or as otherwise provided below.

          (b) Upon any such notice of resignation, the Majority Banks shall have the right to appoint a successor Administrative Agent which shall be a commercial bank or trust company reasonably acceptable to the Borrower.

          (c) If a successor to a resigning Administrative Agent shall not have been so appointed within such 15 Business Day period, the resigning Administrative Agent, with the consent of the Borrower (which consent will not be unreasonably withheld), shall have the right to then appoint a successor Administrative Agent who shall serve as Administrative Agent until such time, if any, as the Majority Banks appoint a successor Administrative Agent as provided above.

          (d) If no successor Administrative Agent has been appointed pursuant to CLAUSE (b) or (c) above and shall have accepted such appointment by the 20th Business Day after the date such notice of resignation was given by the resigning Administrative Agent, the resigning Administrative Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the resigning Administrative Agent hereunder and under any other Loan Document until such time, if any, as the Majority Banks appoint a successor Administrative Agent as provided above.


                             ARTICLE VIII

                             MISCELLANEOUS

          8.1. AMENDMENTS, ETC. No amendment or waiver of any provision of any Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) waive any of the conditions specified in ARTICLE III, (b) increase the Commitments of the Banks or subject the Banks to any additional obligations, except as provided in SECTION 2.15, (c) forgive or reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (e) take any action which requires the consent of all the Banks pursuant to the terms of any Loan Document, (f) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes which shall be required for the Banks or any of them to take any action under any Loan Document or (g) amend this SECTION 8.1; and PROVIDED, FURTHER, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Banks required above to take such action, affect the rights or duties of the Administrative Agent under any Loan Document.

          8.2. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or delivered, if to the Borrower, at its address or telecopier number set forth below:

               Enron Oil & Gas Company
               1400 Smith Street
               Houston, Texas  77002

               Attention:     Kurt S. Huneke
                              Vice President, Finance and Treasurer

               Telecopier No.:     713-646-3422

if to any Bank, at its Domestic Lending Office; if to the Administrative Agent, at its address or telecopier number set forth below:

               Texas Commerce Bank National Association
               712 Main Street
               Houston, Texas  77002

               Attention:     Mr. James R. McBride
                              Energy Group

               Telecopier No.:  713-216-4117

or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall be effective, if mailed, two Business Days after deposit in the mails; if sent by overnight courier, one Business Day after delivery to the courier company; and if sent by telecopier, when received by the receiving telecopier equipment, respectively; PROVIDED, HOWEVER, that (a) notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent and (b) telecopied notices received by any party after its normal business hours (or on a day other than a Business
Day) shall be effective on the next Business Day.

          8.3. NO WAIVER; REMEDIES. No failure on the part of any Bank or the Administrative Agent to exercise, and no delay in exercising, and no course of dealing with respect to, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law or in equity.

          8.4. COSTS, EXPENSES AND TAXES. (a) Subject to SECTION 8.8, the Borrower agrees to pay on demand (1) all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents and the other documents to be delivered under the Loan Documents, including the reasonable fees and out-of-pocket expenses of one law firm as counsel for the Administrative Agent with respect to preparation, execution and delivery of the Loan Documents and the satisfaction of the matters referred to in SECTION 3.1, and (2) all legal and other costs and expenses, if any, of the Administrative Agent and each Bank in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents and the other documents to be delivered under the Loan Documents or incurred in connection with any workout, restructuring or bankruptcy.

          (b) If any payment or purchase of principal of, or Conversion of, any Adjusted CD Rate Advance or Eurodollar Advance is made other than on the last day of an Interest Period relating to such Advance, as a result of a payment, purchase or Conversion pursuant to SECTIONS 2.7(f), 2.8, 2.9, 2.10, 2.11, 2.13 or 2.18 or acceleration of the maturity of the Notes pursuant to SECTION 6.1 or for any other reason, the Borrower, subject to SECTION 8.8, shall, upon demand by any Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, purchase or Conversion, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Advance. A certificate in reasonable detail as to the basis for and the amount of such loss, costs or expense, submitted to the Borrower and the Administrative Agent by such Bank, shall be conclusive and binding for all purposes, absent manifest error.

          (c) The Borrower agrees, to the fullest extent not prohibited by law, to indemnify and hold harmless the Administrative Agent and each Bank and each of their respective directors, officers, employees and agents from and against any and all claims, damages, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel and claims, damages, liabilities and expenses relating to environmental matters) for which any of them may become liable or which may be incurred by or asserted against the Administrative Agent or such Bank or any such director, officer, employee or agent other than by the Administrative Agent or another Bank or any of their respective successors or assigns), in each case in connection with or arising out of or by reason of any investigation, litigation, or proceeding, whether or not the Administrative Agent or such Bank or any such director, officer, employee or agent is a party thereto, arising out of, related to or in connection with this Agreement or any other Loan Document or any transaction in which any proceeds of all or any part of the Advances are applied (EXPRESSLY INCLUDING ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PARTY, BUT EXCLUDING ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY). IT IS THE INTENT OF THE PARTIES HERETO THAT THE ADMINISTRATIVE AGENT AND EACH BANK, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, SHALL, TO THE EXTENT PROVIDED IN THIS SECTION 8.4(c), BE INDEMNIFIED FOR THEIR OWN ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE.

          8.5. RIGHT OF SET-OFF. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by SECTION 6.1 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of SECTION 6.1, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Bank, irrespective of whether or not the Administrative Agent or such Bank shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower after any such set-off and application made by such Bank; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this SECTION
8.5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

          8.6. BINDING EFFECT; ASSIGNMENTS; PARTICIPATIONS. (a) This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have, as to each Bank, either received a copy of a signature page hereof executed by such Bank or been notified by such Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Administrative Agent and each Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the express prior written consent of the Banks (other than an assignment effectuated by a merger or consolidation permitted by SECTION 5.2(e) to the surviving Person referred to therein). Each Bank may assign to one or more banks or other entities all or any part of, or may grant participations to one or more banks or other entities in accordance with applicable law in or to all or any part of, the Advances owing to such Bank and the Note held by such Bank and any such Bank's continuing obligations with respect thereto, and to the extent of any such assignment or participation (unless otherwise stated therein) the assignee or purchaser of such assignment or participation shall, to the fullest extent permitted by law, have the same rights to payment hereunder and under such Note as it would have if it were such Bank hereunder; PROVIDED that (x) such Bank's obligations under this Agreement, including its Commitment, shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower, the other Banks and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement; (y) no such assignee or participant shall be entitled to receive any greater payment pursuant to SECTIONS 2.6, 2.10 and 2.13 than such Bank would have been entitled to receive with respect to the rights assigned or participated except as a result of circumstances arising after the date of such assignment or participation to the extent that such circumstances affect other Banks and participants generally; and (z) no Bank shall assign or grant a participation that conveys to the assignee or participant the right to vote or consent under this Agreement, other than the right to vote upon or consent to (1) any increase in the amount of such Bank's Commitment; (2) any reduction of the principal amount of, or interest to be paid on, such Bank's Advance or Advances or Note; (3) any reduction of the facility fee; or
(4) any postponement of the due date in respect of any amounts owed to such Bank under any Loan Document.

          (b) Notwithstanding anything to the contrary in SECTION 8.6(a), in accordance with applicable law (x) any Bank may assign a portion of its Commitment and its rights and obligations to one or more Banks, and (y) any Bank may assign a portion, in an amount of at least $10,000,000 of its Commitment (PROVIDED such assignment does not result in the remaining Commitment of the assigning Bank being less than $10,000,000), and its rights and obligations hereunder to another commercial bank or financial institution, in the case of assignments pursuant to CLAUSE (y) above with prior written consents of the Administrative Agent and the Borrower, which consents shall not be unreasonably withheld, each of which assignees pursuant to CLAUSE (y) to become a party to this Agreement as a Bank by executing and delivering to the Administrative Agent an amendment to this Agreement or a supplemental agreement with the assigning Bank, which amendment or supplemental agreement shall be in form and substance reasonably satisfactory to the Administrative Agent and shall (among other matters) specify the CD Lending Office, the Domestic Lending Office and the Eurodollar Lending Office of such commercial bank or financial institution; PROVIDED that, in the case of each such assignment, (A) at such time the signature pages to this Agreement shall be deemed to be modified to reflect the Commitments of such assignee Bank and of the existing Banks, (B) the Borrower shall issue new Notes to such assignee Bank and to the assigning Bank to reflect the revised Commitments and (C) the Administrative Agent shall receive at the time of such assignment, from the assigning or assignee Bank, a non-refundable assignment fee of $2,500. To the extent of any assignment pursuant to this SECTION 8.6(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitment.

          (c) In addition to the assignments and participations permitted under SUBSECTIONS (a) and (b) of this SECTION 8.6, any Bank may assign, as collateral or otherwise, any of its rights (including rights to payments of principal of and/or interest on the Notes) under any Loan Document to any Federal Reserve Bank without notice to or consent of the Borrower or the Administrative Agent; PROVIDED, that no such assignment under this SUBSECTION (c) shall release the assigning Bank from its obligations hereunder.

          8.7. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. This Agreement, the Notes, the other Loan Documents and any fee letter to the Administrative Agent signed by the Borrower constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          8.8. INTEREST. The parties to this Agreement intend to strictly comply with all applicable laws, including applicable usury laws. Accordingly, the provisions of this SECTION 8.8 shall govern and control over every other provision of any Loan Document which conflicts or is inconsistent with this SECTION 8.8, even if such provision declares that it controls. As used in this SECTION 8.8, the term "interest" includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law; PROVIDED that, to the maximum extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money, and not as interest and (b) all interest at any time contracted for, taken, reserved, charged or received shall be amortized, prorated, allocated and spread during the full term of the Advances and the Commitments. In no event shall the Borrower or any other Person be obligated to pay, or the Administrative Agent or any Bank have any right or privilege to reserve, receive or retain, (x) any interest in excess of the maximum amount of nonusurious interest permitted under the laws of the State of Texas or the applicable laws (if any) of the United States or of any other state or (y) total interest in excess of the amount which the Administrative Agent or such Bank could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of the Advances at the Highest Lawful Rate. On each day, if any, that the interest rate (the "STATED RATE") called for under any Loan Document exceeds the Highest Lawful Rate, the rate at which interest shall accrue shall automatically be fixed by operation of this sentence at the Highest Lawful Rate for that day, and shall remain fixed at the Highest Lawful Rate for each day thereafter until the total amount of interest accrued equals the total amount of interest which would have accrued if there were no such ceiling rate as is imposed by this sentence. Thereafter, interest shall accrue at the Stated Rate unless and until the Stated Rate again exceeds the Highest Lawful Rate when the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate. The daily interest rates to be used in calculating interest at the Highest Lawful Rate shall be determined by dividing the applicable Highest Lawful Rate per annum by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in any Loan Document which directly or indirectly relate to interest shall ever be construed without reference to this
SECTION 8.8, or be construed to create a contract to pay for the use, forbearance or detention of money at an interest rate in excess of the Highest Lawful Rate. If the term of any of the Notes is shortened by reason of acceleration of maturity or by reason of any required or permitted prepayment, and if for that (or any other) reason the Administrative Agent or any Bank at any time, including the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the Highest Lawful Rate, then and in any such event all of any such excess interest shall be cancelled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to the Administrative Agent or such Bank, it shall be credited PRO TANTO against the then outstanding principal balance of the Borrower's obligations to the Administrative Agent or such Bank, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

          8.9. CAPTIONS. Captions and SECTION headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          8.10. CONFIDENTIALITY. Each Bank agrees that it will use reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors or counsel, to another Bank, or to such Bank's own holding or parent company and its affiliates, in each case if the disclosing Bank or its holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to the Borrower or its Subsidiaries which is furnished pursuant to this Agreement or any other Loan Document and which is designated by the Borrower to the Banks in writing as confidential; PROVIDED that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the FDIC or similar organizations (whether in the United States or elsewhere), (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, and (e) to the prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Bank; PROVIDED, FURTHER, that such prospective transferee executes an agreement with the Borrower containing provisions substantially identical to those contained in this SECTION 8.10.

          8.11. SURVIVAL; TERM; REINSTATEMENT. In addition to the other provisions of this Agreement expressly stated to survive the termination of this Agreement, the obligations of the Borrower under SECTIONS 2.6, 2,10, 2.13, 2.18 and 8.4 and the last sentence of this
SECTION 8.11 and the obligations of the Banks under SECTION 8.10 shall survive the termination of this Agreement. The Borrower agrees that if at any time all or any part of any payment previously applied by any Bank to any Advance or other sum hereunder is or must be returned by or recovered from such Bank for any reason (including the order of any bankruptcy court), the Loan Documents shall automatically be reinstated to the same effect as if the prior application had not been made, and the Borrower hereby agrees to indemnify such Bank against, and to save and hold such Bank harmless from, any required return by or recovery from such Bank of any such payment.

          8.12. SEVERABILITY. Whenever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of any Loan Document shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions of such Loan Document shall not be affected or impaired thereby.

          8.13.     CHAPTER 15 NOT APPLICABLE.  Chapter 15 of the
Texas Credit Code shall not apply to any Loan Document or to any Commitment or Advance, nor shall any Loan Document be governed by or be subject to the provisions of such Chapter 15 in any manner whatsoever.

          8.14. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          8.15. WAIVER OF NOTICE. Each Bank that is a party to the Prior Credit Facility hereby WAIVES (both in its capacity as a "Bank" thereunder and, if applicable, in its capacity as "Agent" thereunder), to the extent permitted by law, the requirement of notice of termination contemplated by SECTION 2.04(b) of the Prior Credit Facility.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWER:

                                        ENRON OIL & GAS COMPANY
                                        By:
                                           Walter C. Wilson
                                           Senior Vice President and
                                           Chief Financial Officer

                                        ADMINISTRATIVE AGENT:

                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION
COMMITMENT

$30,000,000                             By:
                                          James R. McBride
                                          Senior Vice President

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION
COMMITMENT

$10,000,000

                                        By:
                                        Name: John R. Madden
                                        Title: Vice President

                                        THE BANK OF NEW YORK
COMMITMENT

$20,000,000
                                        By:
                                        Name: Daniel T. Gates
                                        Title: Vice President

                                        THE BANK OF NOVA SCOTIA
COMMITMENT

$10,000,000
                                        By:
                                        Name: A. S. Norsworthy
                                        Title: Assistant Agent

                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH
COMMITMENT

$10,000,000
                                        By:
                                        Name: R. A. Touis
                                        Title: Authorized Signatory

                                        CREDIT SUISSE
COMMITMENT

$10,000,000
                                        By:
                                        Name: Geoffrey M. Craig
                                        Title: Member of Senior Management

                                        By:
                                        Name: Kristinn R. Kristinsson
                                        Title: Associate

                                        THE FIRST NATIONAL BANK OF CHICAGO
COMMITMENT

$10,000,000
                                        By:
                                        Name: Helen A. Carr
                                        Title: Vice President

                                   SCHEDULE I
                                 (BASIS POINTS)

                                       Level I                 Level II                Level III
Basis for Pricing                      If the Borrower's       If the Borrower's       If the Borrower's
                                       Senior Unsecured Long   Senior Unsecured Long   Senior Unsecured Long
                                       Term Debt is rated A    Term Debt is rated      Term Debt is rated BBB
                                       or better by S&P or A2  BBB+ or better          by S&P and Baa2 by
                                       or better by Moody's.   by S&P or Baa1 or       Moody's.
                                                               better by Moody's.
Facility Fee                                    12.5                    15.0                    17.5
*Unused* Cost                                   12.5                    15.0                    17.5
p.a.

If Facility usage is below 50%:
Eurodollar +                                    20.0                    20.0                    20.0
Base Rate +                                      0                       0                       0
CD +                                            32.5                    32.5                    32.5
*Used*                                          32.5                    35.0                    37.5
Eurodollar +

If Facility usage is at or above 50%:
Eurodollar +                                    25.0                    30.0                    30.0
Base Rate +                                      0                       0                       0
CD +                                            37.5                    42.5                    42.5
*Used*                                          37.5                    45.0                    47.5
Eurodollar +

                                       Level IV                Level V                 Level VI
Basis for Pricing                      If the Borrower's       If the Borrower's       If the Borrower's
                                       Senior Unsecured Long   Senior Unsecured Long   Senior Unsecured Long
                                       Term Debt is rated BBB  Term Debt is rated BBB  Term Debt is rated BB+
                                       by S&P                  by S&P and Baa3 by      or lower
                                       or Baa3 by              Moody's.                by S&P and Ba1 or
                                       Moody's.                                        lower by Moody's
                                                                                       or is not rated by
                                                                                       either S&P or Moody's.
Facility Fee                                    20.0                    25.0                    35.0
*Unused* Cost                                   20.0                    25.0                    35.0
p.a.

If Facility usage is below 50%:
Eurodollar +                                    40.0                    45.0                    65.0
Base Rate +                                      0                       0                       0
CD +                                            52.5                    57.5                    77.5
*Used*                                          60.0                    70.0                   100.0
Eurodollar +

If Facility usage is at or above 50%:
Eurodollar +                                    50.0                    55.0                    75.0
Base Rate +                                      0                       0                       0
CD +                                            62.5                    67.5                    87.5
*Used*                                          70.0                    80.0                   110.0
Eurodollar +
* Facility Fee plus spread over Eurodollar

                                                           SCHEDULE II
                    Applicable Lending Offices

     TEXAS COMMERCE BANK NATIONAL ASSOCIATION

          Domestic and Eurodollar Lending Offices:
          712 Main Street
          Houston, Texas 77002
          Attention:  Manager, Energy Group
          Fax:      713/216-4117
          Telex:    166-053  (Answerback:  TCB HOU)
          ABA #113000609
          For Credit to Account #20730
          Attn:  Loan Syndicate Services Gale Manning
          Reference: Enron Oil & Gas
          (Borrrowings, paydowns, commitment reductions, fees, etc.)

     THE BANK OF NEW YORK

          EURODOLLAR LENDING OFFICE
          101 Barclay Street
          ABA#021000018
          Eurodollar Cayman Funding Area
          Libor Acct #803-3140-992
          Reference:  Enron Oil & Gas
                    (ref., fees, int., prin.)

          DOMESTIC LENDING OFFICE:
          Commercial Loan Servicing Dept.
          Account #BBK #111-556
          Reference: Enron Oil & Gas
                    (ref., fees, int., prin.)

     THE BANK OF NOVA SCOTIA
          DOMESTIC AND EURODOLLAR LENDING OFFICES
          The Bank of Nova Scotia
          600 Peachtree Street N.E., Suite 2700
          Atlanta, Georgia 30308
          Phone:    404/877-1500
          Fax:      404/888-8998

     CREDIT LYONAIS CAYMAN ISLAND BRANCH

          DOMESTIC AND EURODOLLAR LENDING OFFICES:
          Mr. David Dodd
          Credit Lyonnais Cayman Island Branch
          Houston Office, 1000 Louisiana, Suite 5360
          Houston, Texas 77002

     THE FIRST NATIONAL BANK OF CHICAGO

          DOMESTIC AND EURODOLLAR LENDING OFFICES:
          One First National Plaza
          Chicago, Illinois 60670
          Attn:  Bill Laird
          Phone:    312/732-5635
          Fax:      312/732-4840

     BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

          DOMESTIC AND EURODOLLAR LENDING OFFICES:
          Bank of America National Trust and Savings Association
          ABA #121000358, Account #1233183980
          1850 Gateway Boulevard, 4th Floor
          Concord, California 94520
          Attn:  Camille Gibby, Acct. Admin.
          Phone:    510/675-7759
          Fax:      510/675-7531

     CREDIT SUISSE
          DOMESTIC AND EURODOLLAR LENDING OFFICES:
          Credit Suisse
          Credit Administration
          Attn:  Hazel Leslie
          Tower 49-12 East 49th Street
          New York, New York 10017
          Phone:    212/238-5218
          Fax:      212/238-5245

                              SCHEDULE II

                            PROMISSORY NOTE
                                                             EXHIBIT A
U.S. $                                 Houston, Texas           , 19

     FOR VALUE RECEIVED, the undersigned, Enron Oil & Gas Company, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of
                            (the "BANK") for the account of its
Applicable Lending Office (as defined in the Credit Agreement referred to below) on or before January 15, 1998 the principal sum of
                   U.S. dollars (U.S. $__________) or, if less, the aggregate unpaid principal amount of the Advances (as defined in the Revolving Credit Agreement of even date herewith among the Borrower, the Bank, certain other lenders parties thereto and Texas Commerce Bank National Association, as Administrative Agent for the Bank and such other lenders; such Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT") owing to the Bank outstanding on the Termination Date; PROVIDED that for the full term of this Promissory Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Promissory Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate (as defined in the Credit Agreement).

     The Borrower promises to pay interest on the unpaid principal amount of each Advance owing to the Bank from the date of such Advance until such principal amount is paid in full, at such interest rates, and due at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Texas Commerce Bank National Association, as Administrative Agent, at 712 Main Street, Houston, Texas, in same day funds. Each Advance owed to the Bank by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any one time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance owing to the Bank being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Unless otherwise defined herein, any term used in this Promissory Note and defined in the Credit Agreement shall have the meaning ascribed to it in the Credit Agreement.

     Except only for any notices which are specifically required by the Credit Agreement, the Borrower waives notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment and protest.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                   ENRON OIL & GAS COMPANY, a
                                    Delaware corporation



                                   By:
                                 Title:

                  ADVANCES AND PAYMENTS OF PRINCIPAL
                                        Amount of
            Amount                              Principal         Unpaid
              of              Type of           Paid or           Principal         Notation
Date        Advance           Advance            Prepaid          Balance           Made By

                          NOTICE OF BORROWING
                                                             EXHIBIT B

Texas Commerce Bank
  National Association,
  as Administrative Agent
712 Main Street
Houston, Texas  77002
                                                                {Date}

     Attention:     Manager, Energy Group
                    5 TCB-N 86

Ladies and Gentlemen:

     The undersigned, Enron Oil & Gas Company, refers to the Revolving Credit Agreement, dated as of March 11, 1994 (such Revolving Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the undersigned, certain Banks parties thereto and Texas Commerce Bank National Association, as Administrative Agent for said Banks, and hereby gives you notice, irrevocably, pursuant to
SECTION 2.2 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "PROPOSED BORROWING") as required by SECTION 2.2(a) of the Credit
Agreement:

          (1)  The Business Day of the Proposed Borrowing is
     ________________, 199___.

          (2) The type of Advances comprising the Proposed Borrowing is {Base Rate Advances} {Adjusted CD Rate Advances} {Eurodollar Advances}.

          (3) The aggregate amount of the Proposed Borrowing is $___________.

          *{(4)     The initial Interest Period for each Advance made
     as part of the Proposed Borrowing is _______ (days) (months).}

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:


*To be included for a Proposed Borrowing comprised of Adjusted CD Rate Advances or Eurodollar Advances.

          (A)  the representations and warranties contained in SECTION
     4.1 of the Credit Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

          (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                              Very truly yours,

                              ENRON OIL & GAS COMPANY


                              By:
                              Title:

                                                             EXHIBIT C
                        Vinson & Elkins L.L.P.
                         2500 First City Tower
                              1001 Fannin
                      Houston, Texas  77002-6760

                                                                {Date}


To each of the Banks parties
to the Revolving Credit Agreement
dated as of March 11, 1994 among
Enron Oil & Gas Company, said Banks
and Texas Commerce Bank National
Association, as Administrative
Agent for said Banks and to
such Administrative Agent


                    Re:  ENRON OIL & GAS COMPANY


Ladies and Gentlemen:

          This opinion is furnished to you pursuant to Section 3.1(d) of the Revolving Credit Agreement, dated as of March 11, 1994 (the "Credit Agreement"), among Enron Oil & Gas Company (the "Borrower"), the Banks parties thereto and Texas Commerce Bank National Association, as Administrative Agent for said Banks. Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

          We have acted as counsel for the Borrower in connection with the preparation, execution, delivery and effectiveness of the Credit Agreement.

          In that connection, we have examined:

          (1)  The Credit Agreement; and

          (2) The other documents furnished by the Borrower pursuant to the conditions precedent set forth in Section 3.1 of the Credit Agreement.

          We have also examined the originals, or copies certified to our satisfaction, of the documents listed in a certificate of the Senior Vice President and Chief Financial Officer of the Borrower dated the date hereof (the "Officer's Certificate"), certifying that the documents listed in such certificate include all of the material (meaning for purposes of this opinion those creating a monetary liability of $50,000,000 or more) indentures, loan or credit agreements, receivables sale or financing agreements, lease financing agreements, capital leases, mortgages, security agreements, bonds and notes (except bonds and notes issued pursuant to the aforesaid indentures and loan or credit agreements), and guaranties of any such obligations, to which the Borrower is subject and to the effect that there are no orders, writs, judgments, awards, injunctions or decrees, which affect or purport to affect the Borrower's right to borrow money or the Borrower's obligations under the Loan Documents. In addition, we have (i) investigated such questions of law and (ii) relied on such certificates from officers and representatives of the Borrower and from public officials, as we have deemed necessary or appropriate for the purposes of this opinion.

          In rendering the opinions herein set forth, we have assumed
(i) the due authorization, execution and delivery of each document referred to in clauses (1) and (2) of the third paragraph of this opinion by all parties to such documents and that each such document is valid, binding and enforceable (subject to limitations on enforceability of the types referred to in paragraphs (a) and (b) below) against the parties thereto other than the Borrower, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals and (v) the conformity to original documents of all documents submitted to us as copies.

          Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the following opinion:

          1. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required to be made or obtained by the Borrower for the execution, delivery and performance by the Borrower of each Loan Document.

          2. The execution, delivery and performance by the Borrower of each Loan Document does not contravene (i) any provision of law or regulation (including, without limitation, Regulation X issued by the Federal Reserve Board) applicable to the Borrower or of Regulation U issued by the Federal Reserve Board, or
     (ii) any contractual or legal restriction contained in any material document listed in the Officer's Certificate.

          3. The Credit Agreement and the Notes constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.

          4. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          5. Neither the Borrower nor any Principal Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or regulated pursuant to such Act or the rules and regulations promulgated thereunder or any order or interpretation of the Securities and Exchange Commission or its staff issued pursuant thereto.

The opinions set forth above are subject to the following qualifications:

          (a) Our opinion in paragraph 3 above is subject, as to enforceability, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

          (b) Our opinion in paragraph 3 above is subject, as to enforceability, to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and also to the possible unavailability of specific performance or injunctive relief. Such principles of equity are of general application, and in applying such principles a court, among other things, might not allow a creditor to accelerate maturity of a debt upon the occurrence of a default deemed immaterial or might decline to order the Borrower to perform covenants.

          In rendering the opinions expressed in paragraphs 1, 2 and 3 above, we have relied upon the opinions stated in paragraphs 1 and 2 (so far as such paragraph 2 relates to the corporate powers of, and due authorization of the Loan Documents by, the Borrower) of the opinion, dated today, of the Vice President and General Counsel of the Borrower which is being delivered to you pursuant to Section 3.1(e) of the Credit Agreement.

          In rendering the opinions expressed in paragraph 2 above we have made no examination of any accounting or financial matters and express no opinion with respect thereto.

          We have not been called upon to, and accordingly do not, express any opinion as to the various state and Federal laws regulating banks or the conduct of their business (except Regulation U issued by the Federal Reserve Board) that may relate to the Loan Documents or the transactions contemplated thereby. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of Texas wherein any Bank may be located or where any enforcement of the Loan Documents may be sought which limits the rates of interest legally chargeable or collectible.

          This opinion is limited to the laws of the State of Texas, the General Corporation Law of the State of Delaware and the Federal law of the United States.

          The opinions herein have been furnished at your request and are solely for your benefit and the benefit of your respective successors, assigns, participants, and other transferees in connection with the subject transaction and may not be relied upon by any other person or by you or any other person in any other context without the prior written consent of the undersigned.

                                   Very truly yours,

                                   Vinson & Elkins L.L.P.

                                                             EXHIBIT D

                        Enron Oil & Gas Company

                                                                {Date}

To each of the Banks parties
to the Revolving Credit Agreement
dated as of March 11, 1994 among
Enron Oil & Gas Company, said Banks
and Texas Commerce Bank National
Association as Administrative
Agent for said Banks and to such
Administrative Agent


     Re: $100,000,000 Revolving Credit Agreement of even date herewith among Enron Oil & Gas Company, as Borrower, the Banks named therein and Texas Commerce Bank National
          Association, as Administrative Agent


Ladies and Gentlemen:

          As Vice President and General Counsel of Enron Oil & Gas Company, a Delaware corporation (the "Borrower"), I am familiar with the Revolving Credit Agreement (the "Credit Agreement") dated as of March 11, 1994 among the Borrower, the Banks listed on the signature pages thereto and Texas Commerce Bank National Association as Administrative Agent for said Banks. In such capacities, I am also familiar with the Restated Certificate of Incorporation, as amended, and By-laws, as amended, of the Borrower. This opinion is being furnished to you pursuant to Section 3.1(e) of the Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined are used herein as therein defined.

          Before rendering the opinion hereinafter set forth, I (or other attorneys with the Borrower's legal department acting under my direction) have examined the Loan Documents, and have examined and relied upon originals or photostatic or certified copies of such corporate records, certificates of officers of the Borrower and of public officials, and such agreements, documents and instruments, and made such investigations of law, as I or such other attorneys have deemed relevant and necessary as the basis for the opinion hereinafter expressed. In such examination, I or such other attorneys assumed the genuineness of all signatures (other than signatures of officers of the Borrower on the Loan Documents) and the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

      Upon the basis of the foregoing, I am of the opinion that:

          1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except to the extent failure to obtain such licenses, authorizations, consents or approvals would not materially adversely affect the Borrower and its Subsidiaries taken as a whole.

          2. The execution, delivery and performance by the Borrower of each Loan Document are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action on the part of the Borrower, and do not contravene, or constitute a default under, (a) the Restated Certificate of Incorporation, as amended, or By-laws, as amended, of the Borrower, (b) any contractual restriction contained in any material (meaning for the purposes of this opinion those creating a monetary liability of $50,000,000 or more) indenture, loan or credit agreement, receivables sale or financing agreement, lease financing agreement, capital lease, mortgage, security agreement, bond or note, or any guaranty of any of such obligations to which the Borrower is a party, or (c) any judgment, injunction, order or decree known to me binding upon the Borrower. The execution, delivery and performance by the Borrower of each of the Loan Documents will not result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of the Borrower or any Subsidiary. The Credit Agreement and the Notes have been duly executed and delivered by the Borrower.

          3. Except as disclosed in the Borrower's Form 10-K for the year ended December 31, 1992, or the Borrower's Form 10-Q for each of the quarters ended March 31, 1993, June 30, 1993 and September 30, 1993, there is no action, suit or proceeding pending or, to my knowledge, threatened against the Borrower before any court or arbitrator or any governmental agency, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the consolidated financial position or consolidated results of operations of the Borrower and its Subsidiaries taken as a whole or which in any manner draws into question the validity of the Credit Agreement or any other Loan Document.

          4. Neither the Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          5. Neither the Borrower nor any Principal Subsidiary is a "holding company", a "subsidiary company" of a "holding company", an "affiliate" of a "holding company", or an "affiliate" of a "subsidiary company" of a "holding company", in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or regulated pursuant to such Act or the rules and regulations promulgated thereunder or any order or interpretation of the Securities and Exchange Commission or its staff issued pursuant thereto.

          The opinions set forth above are subject to the following qualifications:

          1. In rendering the opinions expressed in paragraph 2 above, neither I nor any other attorney acting under my direction have made any examination of any accounting or financial matters related to certain of the covenants contained in certain documents to which the Borrower may be subject, and I express no opinion with respect thereto.

          2. This opinion is limited in all respects to the laws of the State of Texas and the General Corporation Law of the State of Delaware and the Federal law of the United States.

          3. In rendering the opinion expressed in paragraph 3 above, I (or the other attorneys acting under my direction) have only reviewed the files and records of the Borrower and the Subsidiaries, and we have consulted with such senior officers of the Borrower and the Subsidiaries as we have deemed necessary.

          This opinion is solely for the benefit of the Banks, the Administrative Agent, and their respective successors, assigns, participants and other transferees, and may not be relied upon in connection with any other transaction or by any other person; provided, however, that Vinson & Elkins L.L.P. may rely on certain provisions of this opinion to the extent stated in its opinion for the purposes of rendering its opinion pursuant to Section 3.1(d) of the Credit Agreement.

                                   Very truly yours,

                                   Dennis M. Ulak

                                                             EXHIBIT E

                         NOTICE OF CONVERSION

Texas Commerce Bank
  National Association,
  as Administrative Agent
712 Main Street
Houston, Texas  77002
                                                                {Date}

     Attention:     Manager, Energy Group
                    5 TCB-N 86

Ladies and Gentlemen:

     The undersigned, Enron Oil & Gas Company, refers to the Revolving Credit Agreement, dated as of March 11, 1994 (such Revolving Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the undersigned, certain Banks parties thereto and Texas Commerce Bank National Association, as Administrative Agent for said Banks, and hereby gives you notice, irrevocably, pursuant to
SECTION 2.8 of the Credit Agreement that the undersigned hereby requests a Conversion under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion (the "PROPOSED CONVERSION") as required by SECTION 2.8 of the Credit Agreement:

          (1)  The Business Day of the Proposed Conversion is  ,
     199___.

          (2)  The Advances to be converted are:

          (3) The Advances are to be Converted into the following Types and amounts of Advances: {Base Rate Advances} {Adjusted CD Rate Advances} {Eurodollar Advances}:

          {(4) The initial Interest Period for each such Advance is
          (days) (months).}

                              Very truly yours,

                              ENRON OIL & GAS COMPANY


                              By:
                              Title:

                                                             EXHIBIT F

Section 1007.  NEGATIVE PLEDGE AND EXCEPTIONS THERETO.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, so long as any of the Securities are outstanding, the Company will not create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, except in favor of the Company or any Subsidiary, any Lien upon any Principal Property at any time owned by it, to secure any Funded Debt of the Company or any Subsidiary, without making effective provisions whereby the Securities shall be equally and ratably secured with any and all such Funded Debt and with any other indebtedness similarly entitled to be equally and ratably secured; provided, however, that this restriction shall not apply to or prevent the creation or existence of any:

          (a)  Acquisition Lien or Permitted Encumbrance; or

          (b) Lien created or assumed by the Company or any Subsidiary in connection with the issuance of debt securities the interest on which is excludable from gross income of the holder of such security pursuant to the Internal Revenue Code of 1986, as amended, for the purpose of financing, in whole or in part, the acquisition or construction of property or assets to be used by the Company or a Subsidiary.

     In case the Company or any Subsidiary shall propose to create or permit to exist a Lien on any Principal Property at any time owned by it to secure any Funded Debt of the Company or any Subsidiary, other than Funded Debt permitted to be secured under clauses (a) or (b) of this Section 1007, the Company will prior thereto give written notice thereof to the Trustee, and the Company will, or will cause such Subsidiary to, prior to or simultaneously with such creation or permission to exist, by supplemental indenture executed to the Trustee (or to the extent legally necessary to another trustee or additional or separate trustee), in form satisfactory to the Trustee, effectively secure all the Securities equally and ratably with such Funded Debt and any other indebtedness entitled to be equally and ratably secured.

     Notwithstanding the foregoing provisions of this Section 1007, the Company or a Subsidiary may issue, assume or guarantee Funded Debt secured by Liens which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other Funded Debt of the Company or a Subsidiary secured by Liens which (if originally issued, assumed or guaranteed at such time) would otherwise be subject to the foregoing restrictions (not including Funded Debt permitted to be secured under clauses (a) or (b) above) does not at the time exceed 10% of the Consolidated Net Tangible Assets of the Company, as shown on the audited consolidated financial statements of the Company as of the end of the fiscal year preceding the date of determination.

     "Acquisition Lien" means any (i) Lien upon any property heretofore or hereafter acquired, created at the time of acquisition or within one year thereafter to secure all or a portion of the purchase price thereof, or existing thereon at the date of acquisition, whether or not assumed by the Company or any Subsidiary, provided that any such Lien shall apply only to the property so acquired and fixed improvements thereon, (ii) Lien upon any property heretofore or hereafter acquired by any corporation that is or becomes a Subsidiary after the date hereof ("Acquired Entity"), provided that any such Lien (1) shall either (A) exist prior to the time the Acquired Entity becomes a Subsidiary or (B) be created at the time the Acquired Entity becomes a Subsidiary or within one year thereafter to secure all or a portion of the acquisition price thereof and (2) shall only apply to those properties owned by the Acquired Entity at the time it becomes a Subsidiary or thereafter acquired by it from sources other than the Company or any other Subsidiary, and (iii) any extension, renewal or refunding, in whole or in part, of any Lien permitted by clause (i) or (ii) above, if limited to the same property or any portion thereof subject to, and securing not more than the amount secured by, the Lien extended, renewed or refunded.

     "Consolidated Net Tangible Assets" means total assets less (a) total current liabilities (excluding indebtedness due within 12 months) and (b) goodwill, patents and trademarks, all as reflected in the Company's audited consolidated balance sheet preceding the date of a determination under the last paragraph of Section 1007.

     "Funded Debt" as applied to the Company or any Subsidiary means all indebtedness incurred, created, assumed or guaranteed by the Company or any Subsidiary, or upon which such corporation customarily pays interest charges, which matures, or is renewable by the Company or any Subsidiary to a date, more than one year after the date as of which Funded Debt is being determined.

     "indebtedness", as applied to the Company or any Subsidiary, shall mean bonds, debentures, notes and other instruments representing obligations created or assumed by any such corporation for the repayment of money borrowed (other than unamortized debt discount or premium). All indebtedness secured by a Lien upon property owned by the Company or any Subsidiary and upon which indebtedness any such corporation customarily pays interest, although any such corporation has not assumed or become liable for the payment of such indebtedness, shall for all purposes hereof be deemed to be indebtedness of any such corporation. All indebtedness for money borrowed incurred by other persons which is directly guaranteed as to payment of principal by the Company or any Subsidiary shall for all purposes hereof be deemed to be indebtedness of any such corporation, but no other contingent obligation of any such corporation in respect of indebtedness incurred by other persons shall for any purpose be deemed indebtedness of such corporation. Indebtedness of the Company or any Subsidiary shall not include (i) any amount representing capitalized lease obligations;
(ii) indirect guarantees or other contingent obligations in connection with the indebtedness of others, including agreements, contingent or otherwise, with such other persons or with third persons with respect to, or to permit or ensure the payment of, obligations of such other persons, including, without limitation, agreements to purchase or repurchase obligations of such other persons, agreements to advance or supply funds to or to invest in such other persons or agreements to pay for property, products, or services of such other persons (whether or not conferred, delivered or rendered), and any demand charge, throughput, take-or-pay, keep-well, make-whole, cash deficiency, maintenance of working capital or earnings or similar agreements; and
(iii) any guarantees with respect to lease or other similar periodic payments to be made by other persons.

     "Lien" means any mortgage, pledge, lien, security interest or similar charge or encumbrance.

     "Permitted Encumbrances" means any

          (a) undetermined or inchoate Lien incidental to construction, maintenance, development or operation of any property;

          (b) Lien for any tax or assessment for the then current year;

          (c) Lien for any tax or assessment not at the time delinquent;

          (d) Lien for specified tax or assessment which is delinquent but the validity of which is being contested at the time by the Company or any Subsidiary in good faith;

          (e) Lien reserved in any oil, gas or other mineral lease for rent, royalty or delay rental under such lease and for compliance with the terms of such lease;

          (f) Lien for any judgments or attachments in an aggregate amount not in excess of $10,000,000, or for any judgment or attachment the execution or enforcement of which has been stayed or which has been appealed and secured, if necessary, by the filing of appeal bond;

          (g) mechanics' or materialmen's Lien, any Lien or charge arising by reason of any pledge or deposit to secure payment of workmen's compensation or other insurance, good faith deposit in connection with any tender, lease of real estate, bid or contract (other than any contract for the payment of indebtedness), deposit to secure any duty or public or statutory obligation, deposit to secure, or in lieu of, surety, stay or appeal bond, and deposit as security for the payment of any tax or assessment or similar charge;

          (h) Lien arising by reason of any deposit with, or the giving of any form of security to, any governmental agency or any body created or approved by law for any purpose at any time in connection with the financing of the acquisition or construction of property to be used in the business of the Company or Subsidiary or as required by law as a condition to the transaction of any business or the exercise of any privilege or license, or to enable the Company or a Subsidiary to maintain self-insurance or to participate in any fund established to cover any insurance risk or in connection with workmen's compensation, unemployment insurance, old age pension or other social security, or to share in the privileges or benefits required for companies participating in such arrangements;

          (i) easement, servitude, right-of-way or other right, exception, reservation, condition, limitation, covenant or other restriction or imperfection in title which does not materially detract from or interfere with the operation, value or use of the properties affected thereby;

          (j) preferential right to purchase entered into the ordinary course of business;

          (k) conventional provision contained in any contract or agreement affecting properties under which the Company or a Subsidiary is required immediately before the expiration, termination or abandonment of a particular property to reassign to the Company's or a Subsidiary's predecessor in title all or a portion of the Company's or a Subsidiary's rights, titles and interest in and to all or a portion of such property;

          (l) sale or other transfer of crude oil, condensate, natural gas, natural gas liquids or other similar hydrocarbon substances in place, or the future production thereof, for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount (however determined) of money or a specified amount of such crude oil, condensate, natural gas, natural gas liquids or other similar hydrocarbon substances or any sale or other transfer of any other interest in property of the character commonly referred to as a "production payment," "overriding royalty," "net profits interest," "royalty" or similar burden on any oil and gas property or mineral interest owned by the Company or any Subsidiary;

          (m) Lien consisting of or reserved in any (i) grant or conveyance in the nature of a farm-out or conditional assignment to the Company or any of its Subsidiaries entered into the ordinary course of business to secure undertakings of the Company or any Subsidiary in such grant or conveyance, (ii) interest of an assignee of any proved undeveloped lease or proved undeveloped portion of any producing property transferred to such assignee for the purpose of the development of such lease or property,
     (iii) unitization or pooling agreement or declaration, (v) contract for the sale, purchase, exchange or processing of production, or (v) operating agreement, area of mutual interest agreement or other agreement which is customary in the oil and gas business and which agreement does not materially detract from the value, or materially impair the use of, the property affected thereby;

          (n) Lien consisting of any (i) statutory landlord's lien under any lease to which the Company or any Subsidiary is a party or any other Lien on leased property reserved in any lease thereof for rent or for compliance with the terms of such lease,
      (ii) right reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property of the Company or any Subsidiary or to use such property in any manner which does not materially impair the use of such property for the purpose for which it is held by the Company or any such Subsidiary, (iii) obligation or duty to any municipality or public authority with respect to any franchise, grant, license, lease or permit and the rights reserved or vested in any governmental authority or public utility to terminate any such franchise, grant, license, lease or permit or to condemn or expropriate any property, or (iv) zoning law, ordinance or municipal regulation;

          (o) Lien arising out of any forward contract, futures contract, swap agreement or other commodities contract entered into by the Company or any Subsidiary;

          (p) Lien on oil and gas property of the Company or any Subsidiary thereof, or on production therefrom, to secure any liability of the Company or such Subsidiary for all or part of the Development Cost for such property under any joint operating, drilling or similar agreement for exploration, drilling or development of such property, or any renewal or extension of any such Lien (as used in this subclause, "Development Cost" means, for any oil and gas property, the cost of exploration, drilling or development of such property or of altering or repairing equipment used in connection with such exploration, drilling or development, or in the case of property which is substantially unimproved for the use intended by the Company or such Subsidiary, the cost of construction of improvements directly related to such exploration, drilling or development of such property);

          (q) Lien on any property of the Company or any Subsidiary thereof in favor of the government of the United States of America or of any State, or any political subdivision of either thereof, or any department, agency or instrumentality of either thereof (collectively, "Governments"), in order to permit the Company or such Subsidiary to perform any contract or subcontract made with or at the request of such Government, securing any partial, progress, advance or other payment by such Government to the Company or such Subsidiary under such contract or subcontract, to the extent such Lien is required by such contract or subcontract or by any law relating thereto; and

          (r) Lien to secure any indebtedness incurred in connection with the construction, installation or financing of any pollution control or abatement facility or other form of industrial revenue bond financing issued or guaranteed by the United States, any State or any department, agency or instrumentality of either.

     "Principal Property" means any property interest in oil and gas reserves located in the United States or offshore the United States owned by the Company or any Subsidiary and which is capable of producing crude oil, condensate, natural gas, natural gas liquids or other similar hydrocarbon substances in paying quantities, the net book value of which property interest or interests exceeds two (2) percent of Consolidated Net Tangible Assets, except any such property interest or interests that in the opinion of the Board of Directors is not of material importance to the total business conducted by the Company and its Subsidiaries as a whole. Without limitation, the term "Principal Property" shall not include (i) accounts receivable and other obligations of any obligor under a contract for the sale, exploration, production, drilling, development, processing or transportation of crude oil, condensate, natural gas, natural gas liquids or other similar hydrocarbon substances by the Company or any of its Subsidiaries, and all related rights of the Company or any of is Subsidiaries, and all guarantees, insurance, letters of credit and other agreements or arrangements of whatever character supporting or securing payment of such receivables or obligations, or (ii) the production or any proceeds from production of crude oil, condensate, natural gas, natural gas liquids or other similar hydrocarbon substances.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.


                            PROMISSORY NOTE

U.S. $30,000,000.00         Houston, Texas         March 11, 1994

               FOR VALUE RECEIVED, the undersigned, Enron Oil & Gas Company, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on or before January 15, 1998 the principal sum of THIRTY MILLION U.S. dollars (U.S. $30,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances (as defined in the Revolving Credit Agreement of even date herewith among the Borrower, the Bank, certain other lenders parties thereto and Texas Commerce Bank National Association, as Administrative Agent for the Bank and such other lenders; such Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT") owing to the Bank outstanding on the Termination Date; PROVIDED that for the full term of this Promissory Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Promissory Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate (as defined in the Credit Agreement).

               The Borrower promises to pay interest on the unpaid principal amount of each Advance owing to the Bank from the date of such Advance until such principal amount is paid in full, at such interest rates, and due at such times, as are specified in the Credit Agreement.

               Both principal and interest are payable in lawful money of the United States of America to Texas Commerce Bank National Association, as Administrative Agent, at 712 Main Street, Houston, Texas, in same day funds. Each Advance owed to the Bank by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

               This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any one time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance owing to the Bank being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Unless otherwise defined herein, any term used in this Promissory Note and defined in the Credit Agreement shall have the meaning ascribed to it in the Credit Agreement.

               Except only for any notices which are specifically required by the Credit Agreement, the Borrower waives notice
(including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment and protest.

               THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                          ENRON OIL & GAS COMPANY, a
                                          Delaware corporation

                                          By: W. C. Wilson
                                          Title: Sr. Vice President and
                                                 Chief Financial Officer

                  ADVANCES AND PAYMENTS OF PRINCIPAL
                                                                             Anount of
                 Amount                           Principal                  Unpaid
                   of             Type of         Paid or                    Principal       Notation
Date             Advance          Advance         Prepaid                    Balance         Made By


                            PROMISSORY NOTE

U.S. $20,000,000.00           Houston, Texas            March 11, 1994

     FOR VALUE RECEIVED, the undersigned, Enron Oil & Gas Company, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of THE BANK OF NEW YORK (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on or before January 15, 1998 the principal sum of TWENTY MILLION U.S. dollars (U.S. $20,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances (as defined in the Revolving Credit Agreement of even date herewith among the Borrower, the Bank, certain other lenders parties thereto and Texas Commerce Bank National Association, as Administrative Agent for the Bank and such other lenders; such Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT") owing to the Bank outstanding on the Termination Date; PROVIDED that for the full term of this Promissory Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Promissory Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate (as defined in the Credit Agreement).

     The Borrower promises to pay interest on the unpaid principal amount of each Advance owing to the Bank from the date of such Advance until such principal amount is paid in full, at such interest rates, and due at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Texas Commerce Bank National Association, as Administrative Agent, at 712 Main Street, Houston, Texas, in same day funds. Each Advance owed to the Bank by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any one time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance owing to the Bank being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Unless otherwise defined herein, any term used in this Promissory Note and defined in the Credit Agreement shall have the meaning ascribed to it in the Credit Agreement.

     Except only for any notices which are specifically required by the Credit Agreement, the Borrower waives notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment and protest.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                   ENRON OIL & GAS COMPANY, a
                                    Delaware corporation


                                   By: W. C. Wilson
                                   Title: Sr. Vice President and
                                          Chief Financial Officer

                  ADVANCES AND PAYMENTS OF PRINCIPAL
                                                                             Amount of
                 Amount                           Principal                  Unpaid
                    of            Type of         Paid or                    Principal       Notation
Date             Advance          Advance         Prepaid                    Balance         Made By

                            PROMISSORY NOTE

U.S. $10,000,000.00           Houston, Texas            March 11, 1994

     FOR VALUE RECEIVED, the undersigned, Enron Oil & Gas Company, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of THE BANK OF NOVA SCOTIA (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on or before January 15, 1998 the principal sum of TEN MILLION U.S. dollars (U.S. $10,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances (as defined in the Revolving Credit Agreement of even date herewith among the Borrower, the Bank, certain other lenders parties thereto and Texas Commerce Bank National Association, as Administrative Agent for the Bank and such other lenders; such Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT") owing to the Bank outstanding on the Termination Date; PROVIDED that for the full term of this Promissory Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Promissory Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate (as defined in the Credit Agreement).

     The Borrower promises to pay interest on the unpaid principal amount of each Advance owing to the Bank from the date of such Advance until such principal amount is paid in full, at such interest rates, and due at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Texas Commerce Bank National Association, as Administrative Agent, at 712 Main Street, Houston, Texas, in same day funds. Each Advance owed to the Bank by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any one time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance owing to the Bank being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Unless otherwise defined herein, any term used in this Promissory Note and defined in the Credit Agreement shall have the meaning ascribed to it in the Credit Agreement.

     Except only for any notices which are specifically required by the Credit Agreement, the Borrower waives notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment and protest.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                   ENRON OIL & GAS COMPANY, a
                                     Delaware corporation


                                   By: W. C. Wilson
                                   Title: Sr. Vice President and
                                          Chief Financial Officer

                  ADVANCES AND PAYMENTS OF PRINCIPAL
                                                                             Amount of
                 Amount                           Principal                  Unpaid
                    of            Type of         Paid or                    Principal       Notation
Date             Advance          Advance         Prepaid                    Balance         Made By


                                               PROMISSORY NOTE

U.S. $10,000,000.00           Houston, Texas            March 11, 1994

     FOR VALUE RECEIVED, the undersigned, Enron Oil & Gas Company, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of CREDIT LYONNAIS CAYMAN ISLAND BRANCH (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on or before January 15, 1998 the principal sum of TEN MILLION U.S. dollars (U.S. $10,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances (as defined in the Revolving Credit Agreement of even date herewith among the Borrower, the Bank, certain other lenders parties thereto and Texas Commerce Bank National Association, as Administrative Agent for the Bank and such other lenders; such Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT") owing to the Bank outstanding on the Termination Date; PROVIDED that for the full term of this Promissory Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Promissory Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate (as defined in the Credit Agreement).

     The Borrower promises to pay interest on the unpaid principal amount of each Advance owing to the Bank from the date of such Advance until such principal amount is paid in full, at such interest rates, and due at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Texas Commerce Bank National Association, as Administrative Agent, at 712 Main Street, Houston, Texas, in same day funds. Each Advance owed to the Bank by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any one time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance owing to the Bank being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Unless otherwise defined herein, any term used in this Promissory Note and defined in the Credit Agreement shall have the meaning ascribed to it in the Credit Agreement.

     Except only for any notices which are specifically required by the Credit Agreement, the Borrower waives notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment and protest.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                   ENRON OIL & GAS COMPANY, a
                                    Delaware corporation


                                   By: W. C. Wilson
                                   Title: Sr. Vice President and
                                          Chief Financial Officer

                  ADVANCES AND PAYMENTS OF PRINCIPAL
                                                                             Amount of
                 Amount                           Principal                  Unpaid
                    of            Type of         Paid or                    Principal       Notation
Date             Advance          Advance         Prepaid                    Balance         Made By


                            PROMISSORY NOTE

U.S. $10,000,000.00           Houston, Texas            March 11, 1994

     FOR VALUE RECEIVED, the undersigned, Enron Oil & Gas Company, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of CREDIT SUISSE (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on or before January 15, 1998 the principal sum of TEN MILLION U.S. dollars (U.S. $10,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances (as defined in the Revolving Credit Agreement of even date herewith among the Borrower, the Bank, certain other lenders parties thereto and Texas Commerce Bank National Association, as Administrative Agent for the Bank and such other lenders; such Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT") owing to the Bank outstanding on the Termination Date; PROVIDED that for the full term of this Promissory Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Promissory Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate (as defined in the Credit Agreement).

     The Borrower promises to pay interest on the unpaid principal amount of each Advance owing to the Bank from the date of such Advance until such principal amount is paid in full, at such interest rates, and due at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Texas Commerce Bank National Association, as Administrative Agent, at 712 Main Street, Houston, Texas, in same day funds. Each Advance owed to the Bank by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any one time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance owing to the Bank being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Unless otherwise defined herein, any term used in this Promissory Note and defined in the Credit Agreement shall have the meaning ascribed to it in the Credit Agreement.

     Except only for any notices which are specifically required by the Credit Agreement, the Borrower waives notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment and protest.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                   ENRON OIL & GAS COMPANY, a
                                     Delaware corporation


                                   By: W. C. Wilson
                                   Title: Sr. Vice President and
                                          Chief Financial Officer

                  ADVANCES AND PAYMENTS OF PRINCIPAL
                                                                             Amount of
                 Amount                           Principal                  Unpaid
                    of            Type of         Paid or                    Principal       Notation
Date             Advance          Advance         Prepaid                    Balance         Made By


                                 PROMISSORY NOTE

U.S. $10,000,000.00           Houston, Texas            March 11, 1994

     FOR VALUE RECEIVED, the undersigned, Enron Oil & Gas Company, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of THE FIRST NATIONAL BANK OF CHICAGO (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on or before January 15, 1998 the principal sum of TEN MILLION U.S. dollars (U.S. $10,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances (as defined in the Revolving Credit Agreement of even date herewith among the Borrower, the Bank, certain other lenders parties thereto and Texas Commerce Bank National Association, as Administrative Agent for the Bank and such other lenders; such Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT") owing to the Bank outstanding on the Termination Date; PROVIDED that for the full term of this Promissory Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Promissory Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate (as defined in the Credit Agreement).

     The Borrower promises to pay interest on the unpaid principal amount of each Advance owing to the Bank from the date of such Advance until such principal amount is paid in full, at such interest rates, and due at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Texas Commerce Bank National Association, as Administrative Agent, at 712 Main Street, Houston, Texas, in same day funds. Each Advance owed to the Bank by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any one time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance owing to the Bank being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Unless otherwise defined herein, any term used in this Promissory Note and defined in the Credit Agreement shall have the meaning ascribed to it in the Credit Agreement.

     Except only for any notices which are specifically required by the Credit Agreement, the Borrower waives notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment and protest.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                   ENRON OIL & GAS COMPANY, a
                                    Delaware corporation


                                   By: W. C. Wilson
                                   Title: Sr. Vice President and
                                          Chief Financial Officer

                  ADVANCES AND PAYMENTS OF PRINCIPAL
                                                                             Amount of
                 Amount                           Principal                  Unpaid
                    of            Type of         Paid or                    Principal       Notation
Date             Advance          Advance         Prepaid                    Balance         Made By


                            PROMISSORY NOTE

U.S. $10,000,000.00         Houston, Texas            March 11, 1994
FOR VALUE RECEIVED, the undersigned, Enron Oil & Gas Company, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on or before January 15, 1998 the principal sum of TEN MILLION U.S. dollars (U.S. $10,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances (as defined in the Revolving Credit Agreement of even date herewith among the Borrower, the Bank, certain other lenders parties thereto and Texas Commerce Bank National Association, as Administrative Agent for the Bank and such other lenders; such Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT") owing to the Bank outstanding on the Termination Date; PROVIDED that for the full term of this Promissory Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Promissory Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate (as defined in the Credit Agreement).

     The Borrower promises to pay interest on the unpaid principal amount of each Advance owing to the Bank from the date of such Advance until such principal amount is paid in full, at such interest rates, and due at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Texas Commerce Bank National Association, as Administrative Agent, at 712 Main Street, Houston, Texas, in same day funds. Each Advance owed to the Bank by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any one time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance owing to the Bank being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Unless otherwise defined herein, any term used in this Promissory Note and defined in the Credit Agreement shall have the meaning ascribed to it in the Credit Agreement.

     Except only for any notices which are specifically required by the Credit Agreement, the Borrower waives notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment and protest.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                   ENRON OIL & GAS COMPANY, a
                                    Delaware corporation


                                   By: W. C. Wilson
                                   Title: Sr. Vice President and
                                          Chief Financial Officer

                  ADVANCES AND PAYMENTS OF PRINCIPAL
                                                                             Amount of
                 Amount                           Principal                  Unpaid
                    of            Type of         Paid or                    Principal       Notation
Date             Advance          Advance         Prepaid                    Balance         Made By
